                                                     FILED PURSUANT TO RULE 433
                                         REGISTRATION STATEMENT NO.: 333-130755

STRUCTURAL AND COLLATERAL INFORMATION

$2,452,793,000 (APPROXIMATE OFFERED CERTIFICATES)

$2,699,084,458 (APPROXIMATE TOTAL COLLATERAL BALANCE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
OFFERED CLASSES A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, A-J, B AND C CERTIFICATES

BANC OF AMERICA COMMERCIAL MORTGAGE TRUST 2006-2
ISSUING ENTITY

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR AND MORTGAGE LOAN SELLER

BEAR STEARNS COMMERCIAL MORTGAGE, INC.
SPONSOR AND MORTGAGE LOAN SELLER

BARCLAYS CAPITAL REAL ESTATE INC.
SPONSOR AND MORTGAGE LOAN SELLER

BANK OF AMERICA, NATIONAL ASSOCIATION
MASTER SERVICER

LNR PARTNERS, INC.
SPECIAL SERVICER

JUNE 2006

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF
YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU E-MAIL A REQUEST TO
DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM. THE SECURITIES MAY NOT BE
SUITABLE FOR ALL INVESTORS. BANC OF AMERICA SECURITIES LLC AND THE OTHER
UNDERWRITERS AND THEIR AFFILIATES MAY ACQUIRE, HOLD OR SELL POSITIONS IN THESE
SECURITIES, OR IN RELATED DERIVATIVES, AND MAY HAVE AN INVESTMENT OR COMMERCIAL
BANKING RELATIONSHIP WITH THE ISSUER. SEE "IMPORTANT NOTICE REGARDING THE
OFFERED CERTIFICATES" IN THIS STRUCTURAL AND COLLATERAL INFORMATION.

BANC OF AMERICA SECURITIES LLC                          BEAR, STEARNS & CO. INC.

                                BARCLAYS CAPITAL

                                   ----------

GOLDMAN, SACHS & CO.             MORGAN STANLEY            RBS GREENWICH CAPITAL

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

IMPORTANT NOTICE REGARDING THE OFFERED CERTIFICATES
--------------------------------------------------------------------------------

THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET POOLS
BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE POSSIBILITY
THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR ELIMINATED AT
ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS) AND ARE
OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN YOU ARE
CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL COME INTO
BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN PRICED AND WE
HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY "INDICATIONS
OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY US, WILL NOT
CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND IF
ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING
DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR CONTRACT
WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR LIABILITY
BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION OCCURS, WE
WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE MATERIAL CHANGE
AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE YOUR INTEREST IN
PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE TO DO SO WITHIN
SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR RECEIPT OF THE
REVISED OFFERING MATERIALS.

                                   ----------

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC, Barclays Capital Inc., Bear, Stearns & Co. Inc.,
Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and Morgan Stanley & Co.
Incorporated (each an "Underwriter" and, collectively, the "Underwriters") make no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The
Underwriters and their respective affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and subject to change. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their respective affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                   ----------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

                                   ----------

                            IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT
BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES.
THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN
CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS
ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR
CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

                                   ----------

The file number of the registration statement to which this free writing prospectus relates is 333-130755.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics as of the Cut-off Date

Ten Largest Mortgage Loans

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES

                                            APPROX.
            EXPECTED       CERTIFICATE        % OF                                               ASSUMED
             RATINGS       BALANCE OR       INITIAL   APPROX.      WEIGHTED     PRINCIPAL         FINAL
          ------------      NOTIONAL          POOL     CREDIT      AVERAGE        WINDOW      DISTRIBUTION            RATE
 CLASS    FITCH/S&P(1)      AMOUNT(2)       BALANCE   SUPPORT   LIFE (YRS)(3)    (MOS)(3)        DATE(3)              TYPE
-------------------------------------------------------------------------------------------------------------------------------

A-1(5)      AAA / AAA    $  104,000,000      3.853%   30.000%        3.00         1 - 57      March 10, 2011        Fixed(4)
A-2(5)      AAA / AAA    $   68,600,000      2.542%   30.000%        4.84        57 - 60      June 10, 2011         Fixed(4)
A-3(5)      AAA / AAA    $  145,000,000      5.372%   30.000%        6.83        79 - 92    February 10, 2014       Fixed(4)
A-AB(5)     AAA / AAA    $  118,565,000      4.393%   30.000%        7.06        60 - 109     July 10, 2015         Fixed(4)
A-4(5)      AAA / AAA    $1,269,250,000     47.025%   30.000%        9.64       109 - 119      May 10, 2016         Fixed(4)
A-1A(5)     AAA / AAA    $  183,944,000      6.815%   30.000%        8.68         1 - 119      May 10, 2016         Fixed(4)
A-M         AAA / AAA    $  269,908,000     10.000%   20.000%        9.90       119 - 120     June 10, 2016         Fixed(4)
A-J         AAA / AAA    $  215,927,000      8.000%   12.000%        9.97       120 - 120     June 10, 2016         Fixed(4)
B            AA / AA     $   50,608,000      1.875%   10.125%        9.97       120 - 120     June 10, 2016         Fixed(4)
C           AA- / AA-    $   26,991,000      1.000%    9.125%        9.97       120 - 120     June 10, 2016         Fixed(4)

NON-OFFERED CERTIFICATES(6)

                                            APPROX.
            EXPECTED       CERTIFICATE        % OF                                               ASSUMED
             RATINGS       BALANCE OR       INITIAL   APPROX.      WEIGHTED     PRINCIPAL         FINAL
          ------------       NOTIONAL         POOL     CREDIT      AVERAGE        WINDOW       DISTRIBUTION           RATE
CLASS     FITCH/S&P(1)      AMOUNT(2)       BALANCE   SUPPORT   LIFE (YRS)(3)    (MOS)(3)        DATE(3)              TYPE
-------------------------------------------------------------------------------------------------------------------------------

D             A / A      $   40,486,000      1.500%    7.625%        9.97       120 - 120     June 10, 2016         Fixed(4)
E            A- / A-     $   26,991,000      1.000%    6.625%        9.97       120 - 120     June 10, 2016         Fixed(4)
F          BBB+ / BBB+   $   30,364,000      1.125%    5.500%        9.97       120 - 120     June 10, 2016         Fixed(4)
G           BBB / BBB    $   26,991,000      1.000%    4.500%        9.97       120 - 120     June 10, 2016         Fixed(4)
H          BBB- / BBB-   $   33,739,000      1.250%    3.250%       10.39       120 - 129     March 10, 2017        Fixed(4)
J           BB+ / BB+    $   10,121,000      0.375%    2.875%       10.72       129 - 129     March 10, 2017        Fixed(4)
K            BB / BB     $   13,496,000      0.500%    2.375%       10.72       129 - 129     March 10, 2017        Fixed(4)
L           BB- / BB-    $   10,121,000      0.375%    2.000%       10.72       129 - 129     March 10, 2017        Fixed(4)
M            B+ / B+     $    3,374,000      0.125%    1.875%       10.72       129 - 129     March 10, 2017        Fixed(4)
N             B / B      $    6,748,000      0.250%    1.625%       10.72       129 - 129     March 10, 2017        Fixed(4)
O            B- / B-     $    6,748,000      0.250%    1.375%       11.19       129 - 143      May 10, 2018         Fixed(4)
P            NR / NR     $   37,112,457      1.375%    0.000%       11.90       143 - 178     April 10, 2021        Fixed(4)
XW          AAA / AAA    $2,699,084,457(7)     N/A       N/A           (7)         N/A             N/A          Variable Rate(7)

(1)  Ratings shown are those of Fitch Ratings and Standard & Poor's Ratings
     Services, a division of The McGraw-Hill Companies, Inc., respectively.

(2)  As of the delivery date. Subject to a variance of plus or minus 5%.

(3)  Based on the maturity assumptions (as defined under "Yield and Maturity
     Considerations" in the prospectus supplement). As of the delivery date, calculations for the certificates assumed no prepayments will be made on the mortgage loans prior to their related maturity dates (or, in the case of the mortgage loans with anticipated repayment dates, the related anticipated repayment date).

(4)  The Class A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, A-J, B, C, D, E, F, G, H, J,
     K, L, M, N, O and P Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate, (iii) the weighted average net mortgage rate or (iv) the weighted average net mortgage rate less a specified percentage.

(5)  For purposes of making distributions to the Class A-1, A-2, A-3, A-AB, A-4 and A-1A Certificates, the pool of Mortgage Loans will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan Group 2. Loan Group 1 will consist of 137 Mortgage Loans, representing approximately 93.2% of the aggregate principal balance of the pool of Mortgage Loans as of the Cut-off
     Date. Loan Group 2 will consist of 23 Mortgage Loans, representing approximately 6.8% of the aggregate principal balance of the pool of
     Mortgage Loans as of the Cut-off Date. Loan Group 2 will include approximately 92.2% of the aggregate principal balance of all the Mortgage
     Loans secured by multifamily properties.

     So long as funds are sufficient on any distribution date to make distributions of all interest on such distribution date to the Class A-1,
     A-2, A-3, A-AB, A-4, A-1A and XW Certificates, interest distributions on
     Class A-1, A-2, A-3, A-AB and A-4 Certificates will be based on amounts available relating to Mortgage Loans in Loan Group 1 and interest distribution on the Class A-1A Certificates will be based on amounts available relating to Mortgage Loans in Loan Group 2. In addition, generally, the Class A-1, A-2, A-3, A-AB and A-4 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the Certificate Balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A
     Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 2 until the Certificate Balances of the Class A-1, A-2, A-3, A-AB, and A-4
     Certificates have been reduced to zero. However, on and after any distribution date on which the Certificate Balances of the Class A-M through Class P Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of Mortgage Loans will be distributed to the Class A-1, A-2, A-3, A-AB, A-4 and A-1A
     Certificates pro rata without regard to loan group.

(6)  Not offered by the prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(7)  The Class XW Certificates are not offered by the prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.
     The Class XW Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XW Certificates, as the case may be, as described in the prospectus supplement. The interest rate applicable to the
     Class XW Certificates for each distribution date will be as described in the prospectus supplement. See "Description of the
     Certificates--Pass-Through Rates" in the prospectus supplement.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        3

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC*
--------------------------------------------------------------------------------

                                          Class XW(1)

              -------------------------
Class A-1             AAA / AAA                         $104.0MM
                        3.853%
              -------------------------

              -------------------------
Class A-2             AAA / AAA                         $68.6MM
                        2.542%
              -------------------------

              -------------------------
Class A-3             AAA / AAA                         $145.0MM
                        5.372%
              -------------------------

              -------------------------
Class A-AB            AAA / AAA                         $118.5MM
                        4.393%
              -------------------------

              -------------------------
Class A-4             AAA / AAA                         $1,269.2MM
                       47.025%
              -------------------------

              -------------------------
Class A-1A            AAA / AAA                         $183.9MM
                        6.815%
              -------------------------

              ----------------------------
Class A-M             AAA / AAA                         $269.9MM
                       10.000%
              ----------------------------

              ----------------------------
Class A-J             AAA / AAA                         $215.9MM
                        8.000%
              ----------------------------

              ----------------------------
Class B                AA / AA                          $50.6MM
                        1.875%
              ----------------------------

              -------------------------------
Class C                AA- / AA-                        $26.9MM
                        1.000%
              -------------------------------

              ----------------------------------
Class D (1)             A / A                           $40.4MM
                       1.500%
              ----------------------------------

              ----------------------------------
Class E (1)            A- / A-                          $26.9MM
                       1.000%
              ----------------------------------

              ----------------------------------
Class F (1)          BBB+ / BBB+                        $30.3MM
                       1.125%
              ----------------------------------

              ----------------------------------
Class G(1)            BBB / BBB                         $26.9MM
                       1.000%
              ----------------------------------

              ----------------------------------
Class H(1)           BBB- / BBB-                        $33.7MM
                       1.250%
              ----------------------------------

              ----------------------------------
Class J (1)           BB+ / BB+                         $10.1MM
                       0.375%
              ----------------------------------

              ----------------------------------
Class K(1)            BB / BB                           $13.4MM
                       0.500%
              ----------------------------------

              ----------------------------------
Class L (1)           BB- / BB-                         $10.1MM
                       0.375%
              ----------------------------------

              ----------------------------------
Class M (1)            B+ / B+                          $3.3MM
                       0.125%
              ----------------------------------

              ----------------------------------
Class N (1)             B / B                           $6.7MM
                       0.250%
              ----------------------------------

              ----------------------------------
Class O (1)            B- / B-                          $6.7MM
                       0.250%
              ----------------------------------

              ----------------------------------
Class P (1)           NR / NR                           $37.1MM
                       1.375%
              ----------------------------------

----------
*    Classes are not drawn to scale. Percentages are approximate percentages of the Initial Pool Balance as of the Cut-off Date. Class principal amounts are truncated.

(1)  Offered privately pursuant to Rule 144A.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        4

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED JUNE 2006.

ISSUE TYPE                REMIC. Class A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, A-J,
                          B and C Certificates (collectively, the "Offered
                          Certificates") are offered publicly.

CUT-OFF DATE              All Mortgage Loan characteristics are based on
                          balances as of the Cut-off Date, which is June 1,
                          2006. All percentages presented herein are
                          approximate.

MORTGAGE POOL             The Mortgage Pool consists of 160 Mortgage Loans (the
                          "Mortgage Loans ") with an aggregate balance as of the
                          Cut-off Date of $2,699,084,458 (the "Initial Pool
                          Balance "). For purposes of making distributions to
                          the Class A-1, A-2, A-3, A-AB, A-4 and A-1A
                          Certificates, the Mortgage Pool will be deemed to
                          consist of two distinct loan groups, Loan Group 1 and
                          Loan Group 2. Loan Group 1 will consist of 137
                          Mortgage Loans, representing approximately 93.2% of
                          the Initial Pool Balance as of the Cut-off Date. Loan
                          Group 2 will consist of 23 Mortgage Loans,
                          representing approximately 6.8% of the Initial Pool
                          Balance as of the Cut-off Date. The Mortgage Loans are
                          secured by 186 properties (the "Mortgaged Properties")
                          located throughout 34 states.

DEPOSITOR                 Banc of America Commercial Mortgage Inc.

ISSUING ENTITY            Banc of America Commercial Mortgage Trust 2006-2.

SPONSORS                  Bank of America, National Association ("Bank of
                          America" or "BofA"), Bear Stearns Commercial Mortgage,
                          Inc. ("Bear Stearns" or "BSCMI") and Barclays Capital
                          Real Estate Inc. ("Barclays" or "BCRE").

MORTGAGE LOAN SELLERS     Bank of America, Bear Stearns and Barclays.

UNDERWRITERS              Banc of America Securities LLC, Bear Stearns & Co.
                          Inc. and Barclays Capital Inc. will be acting as
                          co-lead managers. Goldman, Sachs & Co., Morgan Stanley
                          & Co. Incorporated and Greenwich Capital Markets, Inc.
                          will be acting as co-managers. Banc of America
                          Securities LLC and Bear Stearns & Co. Inc. will be
                          acting as joint bookrunners with respect to the Class
                          A-1, A-3, A-1A, A-M, A-J and C Certificates. Banc of
                          America Securities LLC will be the sole bookrunner
                          with respect to all other classes of certificates.

TRUSTEE                   LaSalle Bank National Association

MASTER SERVICER           Bank of America, National Association, for all of the
                          Mortgage Loans except with respect to (i) the Desert
                          Passage Pari Passu Note A-3 Mortgage Loan (identified
                          as Loan No. 59264 on Annex A to the prospectus
                          supplement), which will be serviced by Bank of
                          America, National Association pursuant to the terms of
                          the Pooling and Servicing Agreement relating to the
                          Banc of America Commercial Mortgage Inc., Commercial
                          Mortgage Pass-Through Certificates, Series 2006-1 and
                          (ii) the 277 Park Avenue Pari Passu Note A-3 Mortgage
                          Loan (identified as Loan No. 59147 on Annex A to the
                          prospectus supplement), which will be serviced by Bank
                          of America, National Association pursuant to the terms
                          of the Pooling and Servicing Agreement relating to the
                          Banc of America Commercial Mortgage Inc., Commercial
                          Mortgage Pass-Through Certificates, Series 2005-6. See
                          "The Servicers--The Master Servicer" in the prospectus
                          supplement.

SPECIAL SERVICER          LNR Partners, Inc., for all of the Mortgage Loans
                          except with respect to (i) the Desert Passage Pari
                          Passu Note A-3 Mortgage Loan (identified as Loan No.
                          59264 on Annex A to the prospectus supplement), which
                          will be serviced by Midland Loan Services, Inc.
                          pursuant to the terms of the Pooling and Servicing
                          Agreement relating to the Banc of America Commercial
                          Mortgage Inc., Commercial Mortgage Pass-Through
                          Certificates, Series 2006-1 and (ii) the 277 Park
                          Avenue Pari Passu Note A-3 Mortgage Loan (identified
                          as Loan No.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        5

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

                          59147 on Annex A to the prospectus supplement), which
                          will be specially serviced by LNR Partners, Inc.
                          pursuant to the terms of the Pooling and Servicing
                          Agreement relating to the Banc of America Commercial
                          Mortgage Inc., Commercial Mortgage Pass-Through
                          Certificates, Series 2005-6. See "The Servicers--The
                          Special Servicer" in the prospectus supplement.

RATING AGENCIES           Fitch Ratings ("Fitch") and Standard and Poor's
                          Ratings Services, a division of The McGraw-Hill
                          Companies, Inc. ("S&P").

DENOMINATIONS             $10,000 minimum for the Class A-1, A-2, A-3, A-AB,
                          A-4, A-1A, A-M and A-J Certificates and $100,000
                          minimum for the Class B and C Certificates.

SETTLEMENT DATE           On or about June _____, 2006.

SETTLEMENT TERMS          Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE         The 10th day of each month, or if such 10th day is not
                          a Business Day, the next succeeding Business Day. The
                          first Distribution Date with respect to the Offered
                          Certificates will occur in July 2006.

DETERMINATION DATE        For any Distribution Date, the earlier of (i) the
                          sixth day of the month in which the related
                          Distribution Date occurs, or if such sixth day is not
                          a Business Day, then the immediately preceding
                          Business Day, and (ii) the fourth Business Day prior
                          to the related Distribution Date.

INTEREST DISTRIBUTIONS    Each Class of Offered Certificates will be entitled on
                          each Distribution Date to interest accrued at its
                          Pass-Through Rate for such Distribution Date on the
                          outstanding Certificate Balance of such Class during
                          the prior calendar month. Interest will be distributed
                          on each Distribution Date in sequential order of class
                          designations with the Class A-1, A-2, A-3, A-AB, A-4,
                          A-1A and XW Certificates ranking pari passu in
                          entitlement to interest.

PRINCIPAL DISTRIBUTIONS   Principal will be distributed on each Distribution
                          Date to the Class of Sequential Pay Certificates
                          outstanding with the earliest sequential Class
                          designation until its Certificate Balance is reduced
                          to zero (except that the Class A-AB Certificates are
                          entitled to certain priority on each Distribution Date
                          with respect to being paid down to their planned
                          principal balance as described in the prospectus
                          supplement). Generally, the Class A-1, A-2, A-3, A-AB
                          and A-4 Certificates will only be entitled to receive
                          distributions of principal collected or advanced in
                          respect of Mortgage Loans in Loan Group 1 until the
                          Certificate Balance of the Class A-1A Certificates has
                          been reduced to zero and the Class A-1A Certificates
                          will only be entitled to receive distributions of
                          principal collected or advanced in respect of Mortgage
                          Loans in Loan Group 2 until the Certificate Balances
                          of the Class A-1, A-2, A-3, A-AB and A-4 Certificates
                          have been reduced to zero. If, due to losses, the
                          Certificate Balances of the Class A-M through Class P
                          Certificates are reduced to zero, distributions of
                          principal collected or advanced in respect of the pool
                          or Mortgage Loans will be distributed to the Class
                          A-1, A-2, A-3, A-AB, A-4 and A-1A Certificates pro
                          rata without regard to loan groups.

LOSSES                    To be applied first to the Class P Certificates, then
                          to the next most subordinate Class of Sequential Pay
                          Certificates until the Certificate Balance of each
                          such succeeding Class of Sequential Pay Certificates
                          is reduced to zero, and following the reduction of the
                          Certificate Balance of the Class A-M Certificates to
                          zero, pro rata to the Class A-1, A-2, A-3, A-AB, A-4
                          and A-1A Certificates. However, with respect to (i)
                          the Desert Passage Whole Loan (as to which only the
                          related Note A-3 is included in the trust fund),
                          losses will be applied pro rata among the Desert
                          Passage Pari Passu Note A-1, the Desert Passage Pari
                          Passu Note A-2 and the Desert Passage Pari Passu Note
                          A-3, and (ii) the 277 Park Avenue Whole Loan (as to
                          which only the related Note A-3 is included in the
                          trust fund), losses will be applied pro rata among the
                          277 Park Avenue Pari Passu Note A-1, the 277 Park
                          Avenue Pari Passu

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        6

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

                          Note A-2 and the 277 Park Avenue Note A-3. Losses
                          allocable to the Desert Passage Pari Passu Note A-3
                          and the 277 Park Avenue Pari Passu Note A-3 will be
                          applied to the classes of Sequential Pay Certificates
                          as described above.

PREPAYMENT PREMIUMS       The manner in which any prepayment premiums received
                          during a particular Collection Period will be
                          allocated to one or more of the classes of Offered
                          Certificates is described in the "Description of the
                          Certificates--Distributions--Distributions of
                          Prepayment Premiums" in the prospectus supplement.

ADVANCES                  Subject to certain limitations, including, but not
                          limited to, a recoverability determination, the Master
                          Servicer will be required to advance certain principal
                          and interest payments and other expenses. In the event
                          that the Master Servicer fails to make such advances,
                          the Trustee may be required to do so.

OPTIONAL TERMINATION      The Master Servicer, the Special Servicer and certain
                          Certificateholders will have the option to terminate
                          the Trust, in whole but not in part, and purchase the
                          remaining assets of the Trust on or after the
                          Distribution Date on which the Stated Principal
                          Balance of the Mortgage Loans then outstanding is less
                          than 1% of the Initial Pool Balance. Such purchase
                          price will generally be at a price equal to the unpaid
                          aggregate principal balance of the Mortgage Loans (or
                          fair market value in the case of REO Properties), plus
                          accrued and unpaid interest and certain other
                          additional trust fund expenses.

CONTROLLING CLASS         The most subordinate Class of Sequential Pay
                          Certificates with an outstanding Certificate Balance
                          at least equal to 25% of its initial Certificate
                          Balance or, if no such Class satisfies such criteria,
                          the Class of Sequential Pay Certificates with the then
                          largest outstanding Class Balance.

ERISA                     The Offered Certificates are expected to be ERISA
                          eligible.

SMMEA                     The Offered Certificates are not expected to be
                          "mortgage-related securities" for the purposes of
                          SMMEA.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        7

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

CONTACT INFORMATION
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                         BEAR, STEARNS & CO., INC.
Bill Hale                                                              Craig Sedmak
(704) 388-1597 (Phone)                                                 (212) 272-4953 (Phone)
(704) 388-9677 (Fax)                                                   (917) 849-0223 (Fax)
bill.e.hale@bankofamerica.com                                          csedmak@bear.com

Geordie Walker                                                         Tim Koltermann
(704) 388-1597 (Phone)                                                 (212) 272-4953 (Phone)
(704) 388-9677 (Fax)                                                   (917) 849-0223 (Fax)
geordie.r.walker@bankofamerica.com                                     tkoltermann@bear.com

Chuck Mather                                                           Jignesh Patel
(704) 388-1597 (Phone)                                                 (212) 272-6184 (Phone)
(704) 388-9677 (Fax)                                                   (917) 849-0223 (Fax)
charles.mather@bankofamerica.com                                       jignesh.patel@bear.com

Chris Springer
(704) 388-1597 (Phone)
(704) 388-9677 (Fax)
chris.springer@bankofamerica.com

                                     BARCLAYS CAPITAL INC.
                                     Haejin Baek
                                     (212) 412-1863 (Phone)
                                     (212) 412-7489 (Fax)
                                     haejin.baek@barcap.com

                                     Brian Dixon
                                     (212) 412-2663 (Phone)
                                     (212) 412-7305 (Fax)
                                     brian.dixon@barcap.com

                                     Craig Leonard
                                     (212) 412-2663 (Phone)
                                     (212) 412-7305 (Fax)
                                     craig.leonard@barcap.com

                                     Sang Yu
                                     (212) 412-3685 (Phone)
                                     (212) 412-1678 (Fax)
                                     sang.yu@barcap.com

GOLDMAN, SACHS & CO.                 GREENWICH CAPITAL MARKETS, INC.   MORGAN STANLEY & CO. INCORPORATED
Emily Brooks                         Chris McCormack                   Kara McShane
(212) 902-7264 (Phone)               (203) 625-2900 (Phone)            (212) 761-2164 (Phone)
(212) 346-3594 (Fax)                 (203) 618-2052 (Fax)              (212) 507-5062 (Fax)
emily.brooks@gs.com                  mccormc@rbsgc.com                 kara.mcshane@morganstanley.com

Scott Wisenbaker                     Andrew Flick                      Jon Miller
(212) 902-2858 (Phone)               (203) 625-2900 (Phone)            (212) 761-1317 (Phone)
(212) 346-3594 (Fax)                 (203) 302-7228 (Fax)              (212) 507-6994 (Fax)
scott.wisenbaker@gs.com              andrew.flick@rbsgc.com            jon.miller@morganstanley.com

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        8

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS

                                                                        MORTGAGE POOL      LOAN GROUP 1      LOAN GROUP 2
                                                                       ---------------   ---------------   ---------------

Number of Mortgage Loans ...........................................               160               137                23
Number of Mortgaged Properties .....................................               186               162                24
Aggregate Balance of all Mortgage Loans(1) .........................   $ 2,699,084,458   $ 2,515,140,454   $   183,944,004
Number of Balloon Payment Mortgage Loans(2) ........................               143               121                22
Aggregate Balance of Balloon Payment Mortgage Loans(2) .............   $ 2,178,956,983   $ 2,009,162,979   $   169,794,004
Number of Anticipated Repayment Date Mortgage Loans(3) .............                 1                 1                 0
Aggregate Balance of Anticipated Repayment Date Mortgage
   Loans(3) ........................................................   $    50,000,000   $    50,000,000   $             0
Number of Interest Only Mortgage Loans(3) ..........................                16                15                 1
Aggregate Balance of Interest Only Mortgage Loans(3) ...............   $   519,035,000   $   504,885,000   $    14,150,000
Number of Fully Amortizing Mortgage Loans ..........................                 1                 1                 0
Aggregate Balance of Fully Amortizing Mortgage Loans ...............   $     1,092,474   $     1,092,474   $             0
Maximum Balance ....................................................   $   206,000,000   $   206,000,000   $    28,973,228
Minimum Balance ....................................................   $       565,000   $       565,000   $     1,372,302
Average Balance ....................................................   $    16,869,278   $    18,358,689   $     7,997,565
Number of Cross-Collateralized and Cross-Defaulted Loan Pools ......                 5                 4                 1
Maximum Balance for a Group of Cross-Collateralized and
   Cross-Defaulted .................................................   $     9,931,613   $     9,931,613   $     7,938,038
Weighted Average Cut-off Date LTV Ratio ............................              69.9%             69.7%             72.2%
Maximum Cut-off Date LTV Ratio .....................................              83.3%             83.3%             80.0%
Minimum Cut-off Date LTV Ratio .....................................              15.5%             15.5%             57.9%
Weighted Average DSCR ..............................................              1.40x             1.41x             1.31x
Maximum DSCR .......................................................              5.23x             5.23x             1.57x
Minimum DSCR .......................................................              1.03x             1.03x             1.20x
Weighted Average LTV at Maturity or Anticipated Repayment Date(4) ..              62.9%             62.8%             63.3%
Range of Mortgage Loan Interest Rates ..............................    4.495% - 6.920%   4.495% - 6.920%   5.000% - 6.277%
Weighted Average Mortgage Loan Interest Rate .......................             5.802%            5.812%            5.676%
Range of Remaining Term to Maturity or Anticipated Repayment Date
   (months) ........................................................         52 to 178         52 to 178         60 to 119
Weighted Average Remaining Term to Maturity or Anticipated
   Repayment Date (months) .........................................               114               114               111

----------
(1)  Subject to a permitted variance of plus or minus 5%.

(2)  Excludes Mortgage Loans (including anticipated repayment date mortgage loans) that are Interest Only until maturity or until the anticipated repayment date.

(3)  One Mortgage Loan, Loan No. 59147 (such Loan Numbers are set forth in Annex
     A to the prospectus supplement), representing 1.9% of the Initial Pool
     Balance (2.0% of the Group 1 Balance), respectively, is an ARD Loan and
     Interest Only Mortgage Loan which results in such Mortgage Loan appearing in each category.

(4)  Excludes Mortgage Loans that are Fully Amortizing.

*    One Mortgage Loan, the Desert Passage Mortgage Loan, Loan No. 59264 (such
     Loan Number is set forth in Annex A to the prospectus supplement), representing 4.9% of the Initial Pool Balance (5.2% of the Group 1
     Balance), is part of a split loan structure evidenced by three pari passu promissory notes referred to as Note A-1, Note A-2 and Note A-3. The
     Cut-off Date balance of this Mortgage Loan has been calculated based upon
     Note A-3 (which is the only note included in the trust fund). Each Cut-off
     Date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this Structural and Collateral Information with respect to this Mortgage Loan, except as may be otherwise noted herein, was calculated based upon the three pari passu notes. For purposes of weighing such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of Note A-3 included in the trust fund.

     One Mortgage Loan, the 277 Park Avenue Mortgage Loan, Loan No. 59147 (such
     Loan Number is set forth in Annex A to the prospectus supplement), representing 1.9% of the Initial Pool Balance (2.0% of the Group 1
     Balance), is part of a split loan structure evidenced by three pari passu promissory notes referred to as Note A-1, Note A-2 and Note A-3. The
     Cut-off Date balance of this Mortgage Loan has been calculated based upon
     Note A-3 (which is the only note included in the trust fund). Each Cut-off
     Date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this Structural and Collateral Information with respect to this Mortgage Loan, except as may be otherwise noted herein, was calculated based upon the three pari passu notes. For purposes of weighing such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of Note A-3 included in the trust fund.

     See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

     The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this Structural and Collateral Information.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        9

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Self Storage    1.7%
Mixed Use       2.0%
Other           2.2%
Industrial      2.8%
Multifamily     7.4%
Hotel          10.5%
Office         33.8%
Retail         39.6%

PROPERTY TYPE

                                                                 WEIGHTED                     WEIGHTED                  WEIGHTED
                     NUMBER OF     AGGREGATE        % OF         AVERAGE       MIN/MAX        AVERAGE       MIN/MAX      AVERAGE
                     MORTGAGED   CUT-OFF DATE   INITIAL POOL  UNDERWRITTEN   UNDERWRITTEN  CUT-OFF DATE   CUT-OFF DATE  MORTGAGE
PROPERTY TYPE       PROPERTIES      BALANCE        BALANCE        DSCR           DSCR        LTV RATIO     LTV RATIO      RATE
--------------------------------------------------------------------------------------------------------------------------------

Retail                   79     $1,067,799,442      39.6%         1.35x     1.18x / 3.53x      71.7%     31.1% / 80.0%   5.747%
   Anchored              54        941,558,824      34.9          1.35x     1.20x / 3.53x      72.1%     31.1% / 80.0%   5.724%
   Unanchored            18         78,833,116       2.9          1.33x     1.20x / 1.91x      68.0%     43.2% / 79.9%   6.183%
   Shadow Anchored        7         47,407,502       1.8          1.32x     1.18x / 1.74x      70.5%     42.1% / 78.3%   5.484%
Office                   31        911,915,946      33.8          1.42x     1.03x / 5.23x      67.6%     15.6% / 79.7%   5.777%
Hotel                    14        282,966,205      10.5          1.46x     1.21x / 1.86x      68.9%     57.9% / 75.0%   5.962%
Multifamily              27        199,477,561       7.4          1.46x     1.20x / 4.75x      69.3%     15.5% / 80.0%   5.668%
Industrial               13         76,874,827       2.8          1.33x     1.15x / 1.95x      70.0%     51.5% / 80.0%   5.939%
Other                     1         59,675,588       2.2          1.79x     1.79x / 1.79x      83.3%     83.3% / 83.3%   6.480%
Mixed Use                 6         53,142,244       2.0          1.26x     1.21x / 1.43x      73.3%     54.9% / 77.9%   5.908%
Self Storage             15         47,232,644       1.7          1.49x     1.23x / 2.09x      61.2%     43.9% / 79.4%   5.960%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                   186     $2,699,084,458     100.0%         1.40X     1.03X / 5.23X      69.9%     15.5% / 83.3%   5.802%
--------------------------------------------------------------------------------------------------------------------------------

AMORTIZATION TYPE

                                                       % OF
                           NO. OF                     INITIAL     % OF      % OF
                          MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
                            LOANS        BALANCE      BALANCE   BALANCE   BALANCE
---------------------------------------------------------------------------------

IO, Balloon                   53     $1,137,131,984     42.1%     42.2%     40.8%
   12 month IO loans(1)        9        105,060,884      3.9       3.0      16.8
   24 month IO loans(1)       13        223,854,207      8.3       8.6       4.7
   36 month IO loans(1)       13        280,199,333     10.4       9.8      17.8
   48 month IO loans(1)        3        212,390,000      7.9       8.3       1.5
   60 month IO loans(1)       13        260,127,560      9.6      10.3       0.0
   72 month IO loans(1)        1         42,500,000      1.6       1.7       0.0
   84 month IO loans(1)        1         13,000,000      0.5       0.5       0.0
Balloon                       90      1,041,824,999     38.6      37.7      51.5
Interest Only                 15        469,035,000     17.4      18.1       7.7
Interest Only, Hyper Am        1         50,000,000      1.9       2.0       0.0
Fully Amortizing               1          1,092,474      0.0       0.0       0.0
---------------------------------------------------------------------------------
TOTAL                        160     $2,699,084,458    100.0%    100.0%    100.0%
---------------------------------------------------------------------------------

(1)  Reflects the original Interest Only term.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       10

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

WASHINGTON            KENTUCKY              NEW HAMPSHIRE
7 properties          1 property            1 property
$66,244,631           $7,680,000            $10,850,000
2.5% of total         0.3% of total         0.4% of total

OREGON                TENNESSEE             NEW YORK
5 properties          1 property            17 properties
$45,204,223           $20,540,849           $326,576,034
1.7% of total         0.8% of total         12.1% of total

NEVADA                FLORIDA               PENNSYLVANIA
2 properties          11 properties         6 properties
$133,883,333          $94,463,212           $44,392,226
5.0% of total         3.5% of total         1.6% of total

CALIFORNIA            GEORGIA               OHIO
30 properties         7 properties          8 properties
$334,072,614          $176,256,339          $32,561,122
12.4% of total        6.5% of total         1.2% of total

ARIZONA               SOUTH CAROLINA        MICHIGAN
2 properties          4 properties          7 properties
$17,185,000           $30,346,113           $49,093,455
0.6% of total         1.1% of total         1.8% of total

COLORADO              NORTH CAROLINA        INDIANA
3 properties          5 properties          7 properties
$52,150,000           $51,976,613           $207,258,782
1.9% of total         1.9% of total         7.7% of total

NEW MEXICO            VIRGINIA              ILLINOIS
1 property            5 properties          15 properties
$1,555,000            $136,289,862          $408,852,621
0.1% of total         5.0% of total         15.1% of total

KANSAS                WEST VIRGINIA         WISCONSIN
3 properties          1 property            4 properties
$26,000,000           $4,157,802            $35,963,178
1.0% of total         0.2% of total         1.3% of total

OKLAHOMA              MARYLAND              MINNESOTA
3 properties          2 properties          4 properties
$24,080,000           $81,100,000           $45,540,866
0.9% of total         3.0% of total         1.7% of total

TEXAS                 NEW JERSEY            IOWA
7 properties          3 properties          6 properties
$33,574,695           $25,785,117           $32,859,766
1.2% of total         1.0% of total         1.2% of total

LOUISIANA             CONNECTICUT
2 properties          1 property
$7,816,439            $1,092,474
0.3% of total         0.0% of total

MISSISSIPPI           MASSACHUSETTS
1 property            4 properties
$4,173,650            $129,508,441
0.2% of total         4.8% of total

                                            -----------------------------------
                                            < 1.0% of Initial Pool Balance
                                            1.0% - 5.0% of Initial Pool Balance
                                            5.1% - 10.0% of Initial Pool Balance
                                            > 10.0% of Initial Pool Balance
                                            -----------------------------------

GEOGRAPHIC DISTRIBUTION

                                                                   WEIGHTED       WEIGHTED     WEIGHTED
                     NUMBER OF      AGGREGATE                       AVERAGE        AVERAGE     AVERAGE
                     MORTGAGED    CUT-OFF DATE    % OF INITIAL   UNDERWRITTEN   CUT-OFF DATE   MORTGAGE
PROPERTY LOCATION   PROPERTIES       BALANCE      POOL BALANCE       DSCR         LTV RATIO      RATE
-------------------------------------------------------------------------------------------------------

Illinois                 15      $  408,852,621       15.1%          1.20x          69.7%       5.916%
California               30         334,072,614       12.4           1.45x          69.2%       5.870%
New York                 17         326,576,034       12.1           1.78x          64.7%       5.628%
Indiana                   7         207,258,782        7.7           1.34x          78.3%       5.773%
Georgia                   7         176,256,339        6.5           1.35x          74.4%       6.089%
Virginia                  5         136,289,862        5.0           1.25x          71.4%       5.862%
Nevada                    2         133,883,333        5.0           1.29x          72.4%       5.471%
Massachusetts             4         129,508,441        4.8           1.69x          56.4%       5.606%
Florida                  11          94,463,212        3.5           1.36x          67.8%       5.976%
Maryland                  2          81,100,000        3.0           1.48x          66.4%       5.386%
Other                    86         670,823,220       24.9           1.35x          71.7%       5.836%
-------------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.         186      $2,699,084,458      100.0%          1.40X          69.9%       5.802%
=======================================================================================================

o    THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 34 STATES.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       11

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE

                                   NO. OF       AGGREGATE
                                 MORTGAGE     CUT-OFF DATE    % OF
                                    LOANS          BALANCE    POOL
-------------------------------------------------------------------
$565,000 -- $999,999                    1   $      565,000     0.0%
$1,000,000 -- $1,999,999                8       13,476,690     0.5
$2,000,000 -- $2,999,999               19       47,420,513     1.8
$3,000,000 -- $3,999,999               17       56,665,419     2.1
$4,000,000 -- $4,999,999               16       71,159,858     2.6
$5,000,000 -- $7,499,999               25      150,889,739     5.6
$7,500,000 -- $9,999,999               15      125,857,637     4.7
$10,000,000 -- $14,999,999             22      264,180,344     9.8
$15,000,000 -- $19,999,999              7      122,770,059     4.5
$20,000,000 -- $29,999,999             10      253,638,209     9.4
$30,000,000 -- $49,999,999              7      275,215,735    10.2
$50,000,000 -- $99,999,999              8      581,703,535    21.6
$100,000,000 -- $206,000,000            5      735,541,719    27.3
-------------------------------------------------------------------
TOTAL:                                160   $2,699,084,458   100.0%
-------------------------------------------------------------------
Min: $565,000   Max: $206,000,000   Average: $16,869,278

LOCATION

                                     NO. OF        AGGREGATE
                                  MORTGAGED     CUT-OFF DATE    % OF
                                 PROPERTIES          BALANCE    POOL
---------------------------------------------------------------------
Illinois                                 15   $  408,852,621    15.1%
California                               30      334,072,614    12.4
New York                                 17      326,576,034    12.1
Indiana                                   7      207,258,782     7.7
Georgia                                   7      176,256,339     6.5
Virginia                                  5      136,289,862     5.0
Nevada                                    2      133,883,333     5.0
Massachusetts                             4      129,508,441     4.8
Florida                                  11       94,463,212     3.5
Maryland                                  2       81,100,000     3.0
Others                                   86      670,823,220    24.9
---------------------------------------------------------------------
TOTAL:                                  186   $2,699,084,458   100.0%
---------------------------------------------------------------------

PROPERTY TYPE

                                     NO. OF        AGGREGATE
                                  MORTGAGED     CUT-OFF DATE    % OF
                                 PROPERTIES          BALANCE    POOL
---------------------------------------------------------------------
Retail                                   79   $1,067,799,442    39.6%
   Anchored                              54      941,558,824    34.9
   Unanchored                            18       78,833,116     2.9
   Shadow Anchored                        7       47,407,502     1.8
Office                                   31      911,915,946    33.8
Hotel                                    14      282,966,205    10.5
Multifamily                              27      199,477,561     7.4
Industrial                               13       76,874,827     2.8
Other                                     1       59,675,588     2.2
Mixed Use                                 6       53,142,244     2.0
Self Storage                             15       47,232,644     1.7
---------------------------------------------------------------------
TOTAL:                                  186   $2,699,084,458   100.0%
---------------------------------------------------------------------

MORTGAGE RATE

                                   NO. OF        AGGREGATE
                                 MORTGAGE     CUT-OFF DATE    % OF
                                    LOANS          BALANCE    POOL
-------------------------------------------------------------------
4.495% -- 4.999%                        1   $   50,000,000     1.9%
5.000% -- 5.249%                        4       70,572,220     2.6
5.250% -- 5.499%                       13      320,645,723    11.9
5.500% -- 5.749%                       41      600,356,776    22.2
5.750% -- 5.999%                       49      839,699,348    31.1
6.000% -- 6.249%                       31      643,531,454    23.8
6.250% -- 6.499%                       18      162,082,514     6.0
6.500% -- 6.920%                        3       12,196,423     0.5
-------------------------------------------------------------------
TOTAL:                                160   $2,699,084,458   100.0%
-------------------------------------------------------------------
Min: 4.495%   Max: 6.920%   Wtd Avg: 5.802%

ORIGINAL TERM TO STATED MATURITY OR ARD

                                   NO. OF        AGGREGATE
                                 MORTGAGE     CUT-OFF DATE    % OF
                                    LOANS          BALANCE    POOL
-------------------------------------------------------------------
60 -- 83 months                         7   $   94,775,000     3.5%
84 -- 99 months                         8      151,333,244     5.6
100 -- 120 months                     142    2,334,383,739    86.5
121 -- 179 months                       2      117,500,000     4.4
180 months                              1        1,092,474     0.0
-------------------------------------------------------------------
TOTAL:                                160   $2,699,084,458   100.0%
-------------------------------------------------------------------
Min: 60 months   Max: 180 months   Wtd Avg: 116 months

REMAINING TERM TO STATED MATURITY OR ARD

                                   NO. OF        AGGREGATE
                                 MORTGAGE     CUT-OFF DATE    % OF
                                    LOANS          BALANCE    POOL
-------------------------------------------------------------------
52 -- 59 months                         3   $   64,685,000     2.4%
60 -- 79 months                         5       44,020,553     1.6
80 -- 99 months                         7      137,402,691     5.1
100 -- 109 months                       4      118,987,220     4.4
110 -- 119 months                     119    1,683,164,110    62.4
120 -- 139 months                      20      607,232,409    22.5
140 -- 159 months                       1       42,500,000     1.6
160 -- 178 months                       1        1,092,474     0.0
-------------------------------------------------------------------
TOTAL:                                160   $2,699,084,458   100.0%
-------------------------------------------------------------------
Min: 52 months   Max: 178 months   Wtd Avg: 114 months

PREPAYMENT PROVISION SUMMARY

                                   NO. OF        AGGREGATE
                                 MORTGAGE     CUT-OFF DATE    % OF
                                    LOANS          BALANCE    POOL
-------------------------------------------------------------------
Lockout/Defeasance/Open             127     $2,210,595,018    81.9%
Lockout/Yield
   Maintenance/Open                  29        351,149,440    13.0
Lockout/Defeasance or Yield
   Maintenance/ Open                  1       98,250,000       3.6
Yield Maintenance/Open                1         26,500,000     1.0
Yield Maintenance/
   Defeasance or Yield
   Maintenance/Open                   2         12,590,000     0.5
-------------------------------------------------------------------
 TOTAL:                              160    $2,699,084,458   100.0%
-------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO

                                   NO. OF        AGGREGATE
                                 MORTGAGE     CUT-OFF DATE    % OF
                                    LOANS          BALANCE    POOL
-------------------------------------------------------------------
15.5% -- 29.9%                          3   $   30,000,000     1.1%
30.0% -- 49.9%                         10       91,862,999     3.4
50.0% -- 54.9%                          4       13,592,132     0.5
55.0% -- 59.9%                         17      223,439,950     8.3
60.0% -- 64.9%                         15      156,605,469     5.8
65.0% -- 69.9%                         37      776,746,327    28.8
70.0% -- 74.9%                         28      427,726,661    15.8
75.0% -- 79.9%                         40      851,355,331    31.5
80.0% -- 83.3%                          6      127,755,588     4.7
-------------------------------------------------------------------
TOTAL:                                160   $2,699,084,458   100.0%
-------------------------------------------------------------------
Min: 15.5%   Max: 83.3%  Wtd Avg: 69.9%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

                                   NO. OF        AGGREGATE
                                 MORTGAGE     CUT-OFF DATE    % OF
                                    LOANS          BALANCE    POOL
-------------------------------------------------------------------
Fully Amortizing                        1   $    1,092,474     0.0%
15.5% -- 24.9%                          3       30,000,000     1.1
25.0% -- 49.9%                         22      193,643,119     7.2
50.0% -- 59.9%                         43      491,069,918    18.2
60.0% -- 64.9%                         38      862,710,109    32.0
65.0% -- 69.9%                         35      663,633,523    24.6
70.0% -- 74.9%                         15      174,785,315     6.5
75.0% -- 79.6%                          3      282,150,000    10.5
-------------------------------------------------------------------
TOTAL:                                160   $2,699,084,458   100.0%
-------------------------------------------------------------------
Min: 15.5%   Max: 79.6%   Wtd Avg: 62.9%(1)

(1)  Excludes the Mortgage Loan that is Fully Amortizing.

DEBT SERVICE COVERAGE RATIOS

                                   NO. OF        AGGREGATE
                                 MORTGAGE     CUT-OFF DATE    % OF
                                    LOANS      BALANCE ($)    POOL
-------------------------------------------------------------------
1.02x -- 1.19x                         11   $  424,370,518    15.7%
1.20x -- 1.24x                         49      634,872,520    23.5
1.25x -- 1.29x                         23      458,259,506    17.0
1.30x -- 1.34x                          9      112,144,564     4.2
1.35x -- 1.39x                         15      273,295,298    10.1
1.40x -- 1.49x                         20      312,183,486    11.6
1.50x -- 1.59x                          9      149,751,533     5.5
1.60x -- 1.69x                          8       65,463,784     2.4
1.70x -- 1.79x                          5      143,042,322     5.3
1.80x -- 1.89x                          1       12,724,228     0.5
1.90x -- 1.99x                          3       13,809,882     0.5
2.00x -- 2.99x                          3       59,166,818     2.2
3.00x -- 5.23x                          4       40,000,000     1.5
-------------------------------------------------------------------
TOTAL:                                160   $2,699,084,458   100.0%
-------------------------------------------------------------------
Min: 1.03x(1)   Max: 5.23x   Wtd Avg: 1.40x

(1)  The Debt Service Coverage Ratio for this Mortgage Loan is 1.025x which rounds to 1.03x.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       12

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE

                                   NO. OF        AGGREGATE      % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                    LOANS          BALANCE   GROUP 1
--------------------------------------------------------------------
$565,000 -- $999,999                    1   $      565,000      0.0%
$1,000,000 -- $1,999,999                5        8,631,112      0.3
$2,000,000 -- $2,999,999               16       40,088,271      1.6
$3,000,000 -- $3,999,999               15       50,096,072      2.0
$4,000,000 -- $4,999,999               15       66,242,206      2.6
$5,000,000 -- $7,499,999               17      102,510,965      4.1
$7,500,000 -- $9,999,999               15      125,857,637      5.0
$10,000,000 -- $14,999,999             19      226,746,605      9.0
$15,000,000 -- $19,999,999              6      104,876,616      4.2
$20,000,000 -- $29,999,999              8      197,064,982      7.8
$30,000,000 -- $49,999,999              7      275,215,735     10.9
$50,000,000 -- $99,999,999              8      581,703,535     23.1
$100,000,000 -- $206,000,000            5      735,541,719     29.2
--------------------------------------------------------------------
TOTAL:                                137   $2,515,140,454    100.0%
--------------------------------------------------------------------
Min: $565,000   Max: $206,000,000   Average: $18,358,689

LOCATION

                                     NO. OF        AGGREGATE      % OF
                                  MORTGAGED     CUT-OFF DATE      LOAN
                                 PROPERTIES          BALANCE   GROUP 1
----------------------------------------------------------------------
Illinois                                 15   $  408,852,621     16.3%
California                               30      334,072,614     13.3
New York                                 17      326,576,034     13.0
Indiana                                   7      207,258,782      8.2
Georgia                                   5      164,555,537      6.5
Virginia                                  4      134,917,560      5.4
Nevada                                    2      133,883,333      5.3
Massachusetts                             4      129,508,441      5.1
Maryland                                  2       81,100,000      3.2
Florida                                   9       78,902,515      3.1
Other                                    67      515,513,016     20.5
----------------------------------------------------------------------
TOTAL:                                  162   $2,515,140,454    100.0%
----------------------------------------------------------------------

PROPERTY TYPE

                                     NO. OF        AGGREGATE      % OF
                                  MORTGAGED     CUT-OFF DATE      LOAN
                                 PROPERTIES          BALANCE   GROUP 1
----------------------------------------------------------------------
Retail                                   79   $1,067,799,442     42.5%
   Anchored                              54      941,558,824     37.4
   Unanchored                            18       78,833,116      3.1
   Shadow Anchored                        7       47,407,502      1.9
Office                                   31      911,915,946     36.3
Hotel                                    14      282,966,205     11.3
Industrial                               13       76,874,827      3.1
Other                                     1       59,675,588      2.4
Mixed Use                                 6       53,142,244      2.1
Self Storage                             15       47,232,644      1.9
Multifamily                               3       15,533,557      0.6
----------------------------------------------------------------------
TOTAL:                                  162   $2,515,140,454    100.0%
----------------------------------------------------------------------

MORTGAGE RATE

                                   NO. OF        AGGREGATE      % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                    LOANS          BALANCE   GROUP 1
--------------------------------------------------------------------
4,495% -- 4.999%                        1   $   50,000,000      2.0%
5.000% -- 5.249%                        2       39,755,735      1.6
5.250% -- 5.499%                       12      315,728,070     12.6
5.500% -- 5.749%                       36      529,012,400     21.0
5.750% -- 5.999%                       42      808,199,761     32.1
6.000% -- 6.249%                       24      599,537,851     23.8
6.250% -- 6.499%                       17      160,710,212      6.4
6.500% -- 6.920%                        3       12,196,423      0.5
--------------------------------------------------------------------
TOTAL:                                137   $2,515,140,454    100.0%
--------------------------------------------------------------------
Min: 4.495%   Max: 6.920%   Wtd Avg: 5.812%

ORIGINAL TERM TO STATED MATURITY OR ARD

                                   NO. OF        AGGREGATE      % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                    LOANS          BALANCE   GROUP 1
--------------------------------------------------------------------
60 -- 83 months                         6   $   80,625,000      3.2%
84 -- 99 months                         8      151,333,244      6.0
100 -- 120 months                     120    2,164,589,735     86.1
121 -- 179 months                       2      117,500,000      4.7
180 months                              1        1,092,474      0.0
--------------------------------------------------------------------
TOTAL:                                137   $2,515,140,454    100.0%
--------------------------------------------------------------------
Min: 60 months   Max: 180 months   Wtd Avg: 117 months

REMAINING TERM TO STATED MATURITY OR ARD

                                   NO. OF        AGGREGATE      % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                    LOANS          BALANCE   GROUP 1
--------------------------------------------------------------------
52 -- 59 months                         3   $   64,685,000      2.6%
60 -- 79 months                         4       29,870,553      1.2
80 -- 99 months                         7      137,402,691      5.5
100 -- 109 months                       2       88,170,735      3.5
110 -- 119 months                      99    1,544,186,590     61.4
120 -- 139 months                      20      607,232,409     24.1
140 -- 159 months                       1       42,500,000      1.7
160 -- 178 months                       1        1,092,474      0.0
--------------------------------------------------------------------
TOTAL:                                137   $2,515,140,454    100.0%
--------------------------------------------------------------------
Min: 52 months   Max: 178 months   Wtd Avg: 114 months

PREPAYMENT PROVISION SUMMARY

                                   NO. OF        AGGREGATE      % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                    LOANS          BALANCE   GROUP 1
--------------------------------------------------------------------
Lockout/Defeasance/Open               107   $2,060,922,647     81.9%
Lockout/Yield
   Maintenance/Open                    26      316,877,807     12.6
Lockout/Defeasance or Yield
    Maintenance/ Open                   1       98,250,000      3.9
Yield Maintenance/ Open                 1       26,500,000      1.1
Yield Maintenance/ Defeasance
   or Yield Maintenance/ Open           2       12,590,000      0.5
--------------------------------------------------------------------
TOTAL:                                137   $2,515,140,454    100.0%
--------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO

                                   NO. OF        AGGREGATE      % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                    LOANS          BALANCE   GROUP 1
--------------------------------------------------------------------
15.5% -- 29.9%                          3   $   30,000,000      1.2%
30.0% -- 49.9%                         10       91,862,999      3.7
50.0% -- 54.9%                          4       13,592,132      0.5
55.0% -- 59.9%                         16      194,466,723      7.7
60.0% -- 64.9%                         15      156,605,469      6.2
65.0% -- 69.9%                         34      749,208,456     29.8
70.0% -- 74.9%                         23      392,671,475     15.6
75.0% -- 79.9%                         28      791,777,611     31.5
80.0% --  83.3%                         4       94,955,588      3.8
--------------------------------------------------------------------
TOTAL:                                137   $2,515,140,454    100.0%
--------------------------------------------------------------------
Min: 15.5%   Max: 83.3%   Wtd Avg: 69.7%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

                                   NO. OF        AGGREGATE      % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                    LOANS          BALANCE   GROUP 1
--------------------------------------------------------------------
Fully Amortizing                        1   $    1,092,474      0.0%
15.5% -- 24.9%                          3       30,000,000      1.2
25.0% -- 49.9%                         21      164,669,892      6.5
50.0% -- 59.9%                         39      464,008,384     18.4
60.0% -- 64.9%                         29      807,865,651     32.1
65.0% -- 69.9%                         30      640,268,737     25.5
70.0% -- 74.9%                         12      139,235,315      5.5
75.0% -- 79.6%                          2      268,000,000     10.7
--------------------------------------------------------------------
TOTAL:                                137   $2,515,140,454    100.0%
--------------------------------------------------------------------
Min: 15.5%   Max: 79.6%   Wtd Avg: 62.8(1)

(1)  Excludes the Mortgage Loan that is Fully Amortizing.

DEBT SERVICE COVERAGE RATIOS

                                   NO. OF        AGGREGATE      % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                    LOANS          BALANCE   GROUP 1
--------------------------------------------------------------------
1.02x -- 1.19x                         10   $  420,915,369     16.7%
1.20x -- 1.24x                         39      542,677,015     21.6
1.25x -- 1.29x                         17      432,128,134     17.2
1.30x -- 1.34x                          9      112,144,564      4.5
1.35x -- 1.39x                         12      256,099,803     10.2
1.40x -- 1.49x                         19      298,033,486     11.8
1.50x -- 1.59x                          7      118,935,049      4.7
1.60x -- 1.69x                          8       65,463,784      2.6
1.70x -- 1.79x                          5      143,042,322      5.7
1.80x -- 1.89x                          1       12,724,228      0.5
1.90x -- 1.99x                          3       13,809,882      0.5
2.00x -- 2.99x                          3       59,166,818      2.4
3.00x -- 5.23x                          4       40,000,000      1.6
--------------------------------------------------------------------
TOTAL:                                137   $2,515,140,454    100.0%
--------------------------------------------------------------------
Min: 1.03x(1)   Max: 5.23x   Wtd Avg: 1.41x

(1)  The Debt Service Coverage Ratio for this Mortgage Loan is 1.025x which rounds to 1.03x.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       13

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE

                                   NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE      LOAN
                                    LOANS        BALANCE   GROUP 2
------------------------------------------------------------------
$1,372,302 -- $1,999,999                3   $  4,845,579      2.6%
$2,000,000 -- $2,999,999                3      7,332,243      4.0
$3,000,000 -- $3,999,999                2      6,569,347      3.6
$4,000,000 -- $4,999,999                1      4,917,653      2.7
$5,000,000 -- $7,499,999                8     48,378,774     26.3
$10,000,000 -- $14,999,999              3     37,433,739     20.4
$15,000,000 -- $19,999,999              1     17,893,443      9.7
$20,000,000 -- $28,973,228              2     56,573,228     30.8
------------------------------------------------------------------
TOTAL:                                 23   $183,944,004    100.0%
------------------------------------------------------------------
Min: $1,372,302   Max: $28,973,228   Average: $7,997,565

LOCATION

                                     NO. OF      AGGREGATE      % OF
                                  MORTGAGED   CUT-OFF DATE      LOAN
                                 PROPERTIES        BALANCE   GROUP 2
--------------------------------------------------------------------
Pennsylvania                              3   $ 34,694,428     18.9%
Oregon                                    3     34,271,633     18.6
Washington                                1     28,973,228     15.8
Texas                                     5     22,072,625     12.0
Florida                                   2     15,560,697      8.5
South Carolina                            1     14,150,000      7.7
Georgia                                   2     11,700,801      6.4
Louisiana                                 2      7,816,439      4.2
Michigan                                  2      7,667,653      4.2
Ohio                                      2      5,664,198      3.1
Others                                    1      1,372,302      0.7
--------------------------------------------------------------------
TOTAL:                                   24   $183,944,004    100.0%
--------------------------------------------------------------------

PROPERTY TYPE

                                     NO. OF      AGGREGATE      % OF
                                  MORTGAGED   CUT-OFF DATE      LOAN
                                 PROPERTIES        BALANCE   GROUP 2
--------------------------------------------------------------------
 Multifamily                             24   $183,944,004    100.0%
--------------------------------------------------------------------
 TOTAL:                                  24   $183,944,004    100.0%
--------------------------------------------------------------------

MORTGAGE RATE

                                   NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE      LOAN
                                    LOANS        BALANCE   GROUP 2
------------------------------------------------------------------
5.000% -- 5.249%                        2   $ 30,816,484     16.8%
5.250% -- 5.499%                        1      4,917,653      2.7
5.500% -- 5.749%                        5     71,344,376     38.8
5.750% -- 5.999%                        7     31,499,587     17.1
6.000% -- 6.249%                        7     43,993,602     23.9
6.250% -- 6.277%                        1      1,372,302      0.7
------------------------------------------------------------------
TOTAL:                                 23   $183,944,004    100.0%
------------------------------------------------------------------
Min: 5.000%   Max: 6.277%   Wtd Avg: 5.676%

ORIGINAL TERM TO STATED MATURITY OR ARD

                                   NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE      LOAN
                                    LOANS        BALANCE   GROUP 2
------------------------------------------------------------------
60 -- 83 months                         1   $ 14,150,000      7.7%
100 -- 120 months                      22    169,794,004     92.3
------------------------------------------------------------------
TOTAL:                                 23   $183,944,004    100.0%
------------------------------------------------------------------
Min: 60 months   Max: 120 months   Wtd Avg: 115 months

REMAINING TERM TO STATED MATURITY OR ARD

                                   NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE      LOAN
                                    LOANS        BALANCE   GROUP 2
------------------------------------------------------------------
60 -- 79 months                         1   $ 14,150,000      7.7%
100 -- 109 months                       2     30,816,484     16.8
110 -- 119 months                      20    138,977,520     75.6
------------------------------------------------------------------
TOTAL:                                 23   $183,944,004    100.0%
------------------------------------------------------------------
Min: 60 months   Max: 119 months   Wtd Avg: 111 months

PREPAYMENT PROVISION SUMMARY

                                   NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE      LOAN
                                    LOANS        BALANCE   GROUP 2
------------------------------------------------------------------
Lockout/Defeasance/Open                20   $149,672,371     81.4%
Lockout/Yield Maintenance/Open          3     34,271,633     18.6
------------------------------------------------------------------
TOTAL:                                 23   $183,944,004    100.0%
------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO

                                   NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE      LOAN
                                    LOANS        BALANCE   GROUP 2
------------------------------------------------------------------
57.9% -- 59.9%                          1   $ 28,973,228     15.8%
65.0% -- 69.9%                          3     27,537,871     15.0
70.0% -- 74.9%                          5     35,055,186     19.1
75.0% -- 79.9%                         12     59,577,720     32.4
80.0%                                   2     32,800,000     17.8
------------------------------------------------------------------
TOTAL:                                 23   $183,944,004    100.0%
------------------------------------------------------------------
Min: 57.9%   Max: 80.0%   Wtd Avg: 72.2%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

                                   NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE      LOAN
                                    LOANS        BALANCE   GROUP 2
------------------------------------------------------------------
48.7% -- 49.9%                          1   $ 28,973,228     15.8%
50.0% -- 59.9%                          4     27,061,534     14.7
60.0% -- 64.9%                          9     54,844,457     29.8
65.0% -- 69.9%                          5     23,364,785     12.7
70.0% -- 74.9%                          3     35,550,000     19.3
75.0 -- 78.6%                           1     14,150,000      7.7
------------------------------------------------------------------
TOTAL:                                 23   $183,944,004    100.0%
------------------------------------------------------------------
Min: 48.7%   Max: 78.6%   Wtd Avg: 63.3%

DEBT SERVICE COVERAGE RATIOS

                                   NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE      LOAN
                                    LOANS        BALANCE   GROUP 2
------------------------------------------------------------------
Less than 1.20x(1)                      1   $  3,455,149      1.9%
1.20x -- 1.24x                         10     92,195,505     50.1
1.25x -- 1.29x                          6     26,131,372     14.2
1.35x -- 1.39x                          3     17,195,494      9.3
1.40x -- 1.49x                          1     14,150,000      7.7
1.50x -- 1.57x                          2     30,816,484     16.8
------------------------------------------------------------------
TOTAL:                                 23   $183,944,004    100.0%
------------------------------------------------------------------
Min: 1.20x(1)   Max: 1.57x   Wtd Avg: 1.31x

(1)  The Debt Service Coverage Ratio for this Mortgage Loan is 1.197x which rounds to 1.20x.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Term Sheet also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       14

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

PREPAYMENT PROVISIONS BASED ON OUTSTANDING PRINCIPAL BALANCE

PREPAYMENT PROVISIONS(1)                     JUN-06       JUN-07      JUN-08      JUN-09      JUN-10      JUN-11      JUN-12
------------------------------------------------------------------------------------------------------------------------------

Lockout/Defeasance(2)                           98.55%      98.54%      91.61%      84.23%      82.61%      82.26%      82.29%
Yield Maintenance(2)                             1.45%       1.46%       8.39%      15.77%      17.39%      17.34%      17.31%
Open                                             0.00%       0.00%       0.00%       0.00%       0.00%       0.40%       0.40%
------------------------------------------------------------------------------------------------------------------------------
Total                                          100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%
------------------------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in millions)       $2,699.08   $2,684.59   $2,668.11   $2,647.07   $2,622.42   $2,501.88   $2,469.47
Percent of Aggregate Cut-off Date Balance      100.00%      99.46%      98.85%      98.07%      97.16%      92.69%      91.49%

PREPAYMENT PROVISIONS(1)                      JUN-13     JUN-14       JUN-15     JUN-16    JUN-17    JUN-18    JUN-19    JUN-20
--------------------------------------------------------------------------------------------------------------------------------

Lockout/Defeasance(2)                           81.33%      81.32%      78.57%    99.56%    99.03%     0.00%     0.00%     0.00%
Yield Maintenance(2)                            18.24%      18.24%      17.22%     0.44%     0.97%   100.00%   100.00%   100.00%
Open                                             0.43%       0.44%       4.21%     0.00%     0.00%     0.00%     0.00%     0.00%
--------------------------------------------------------------------------------------------------------------------------------
Total                                          100.00%     100.00%     100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
--------------------------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in millions)       $2,304.95   $2,263.45   $2,200.73   $107.73   $ 40.07   $  0.30   $  0.20   $  0.10
Percent of Aggregate Cut-off Date Balance
                                                85.40%      83.86%      81.54%     3.99%     1.48%     0.01%     0.01%     0.00%

(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (except that an ARD Loan will be repaid on its Anticipated Repayment
     Date).

(2)  As of the Cut-off Date, 29 of the Mortgage Loans, representing 13.0% of the
     Initial Pool Balance (26 Mortgage Loans representing 12.6% of the Group 1
     Balance and three Mortgage Loans representing 18.6% of the Group 2
     Balance), (a) have an initial lock-out period, (b) are then subject after expiration of the initial lock-out period to a period where the borrower has an option to prepay the loan subject to the greater of a yield maintenance charge or a 1% prepayment premium and (c) become thereafter prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity. One Mortgage Loan, representing 1.0% of the initial pool balance and 1.1% of the Group 1 Balance has no lockout period but permits prepayment subject to the greater of a yield maintenance charge or a 1% prepayment premium and becomes thereafter prepayable without an accompanying prepayment premium or yield maintenance charge prior to its maturity. Two Mortgage Loans, representing 0.5% of the Initial Pool Balance
     (0.5% of the Group 1 Balance), are not subject to an initial lockout period but permit prepayment subject to the greater of a yield maintenance charge or a 1% prepayment premium for an initial period of time after which either prepayment (subject to the greater of a yield maintenance charge or a 1%
     prepayment premium) or defeasance is permitted followed by an open period.
     One Mortgage Loan, representing 3.6% of the Initial Pool Balance (3.9% of the Group 1 Balance), is after a lockout period (a) subject to defeasance or (b) subject to the greater of a yield maintenance charge or a 1%
     prepayment premium, and becomes thereafter prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Term Sheet also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       15

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2

--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

FIVE YEAR LOANS

                                                                                                % OF
                             MORTGAGE                                              CUT-OFF     INITIAL
                               LOAN                                  PROPERTY        DATE        POOL     LOAN
PROPERTY NAME                 SELLER          CITY         STATE      TYPE         BALANCE     BALANCE   GROUP
--------------------------   --------   ----------------   -----   -----------   -----------   -------   -----

The Biltmore .............     BCRE          Atlanta         GA       Office     $34,500,000     1.3%      1
Doubletree Hotel -
  Palm Beach                               Palm Beach
  Gardens ................     BCRE          Gardens         FL       Hotel       24,000,000     0.9       1
Polos at Hudson
  Corners ................     BCRE           Greer          SC    Multifamily    14,150,000     0.5       2
Green Meadows ............     BCRE       Lewis Center       OH     Industrial     7,420,000     0.3       1
NorthGate Shopping
  Center .................     BSCMI        Sheboygan        WI       Retail       6,185,000     0.2       1
Fed Ex Ground
  Packaging ..............     BCRE          Auburn          MA     Industrial     5,720,000     0.2       1
DeVry University
  Center .................     BCRE     Colorado Springs     CO       Office       2,800,000     0.1       1
                                                                                 -----------     ---
TOTAL/WTD. AVG. ..........                                                       $94,775,000     3.5%
                                                                                 ===========     ===

                                                        LOAN                                  REMAINING
                                % OF                   BALANCE                     MATURITY   INTEREST    REMAINING
                             APPLICABLE     TOTAL       PER              CUT-OFF     DATE       ONLY      TERM TO
                                LOAN      UNITS/SF/   UNIT/SF/    U/W   DATE LTV      LTV      PERIOD     MATURITY
PROPERTY NAME                   GROUP        KEYS       KEY      DSCR     RATIO      RATIO    (MONTHS)    (MONTHS)
-------------------------    ----------   ---------   --------   ----   --------   --------   ---------   ---------

The Biltmore .............      1.4%       283,718     $   122   1.20x    67.3%      64.0%        9           57
Doubletree Hotel -
  Palm Beach
  Gardens ................      1.0%           279     $86,022   1.21x    68.0%      65.7%       23           59
Polos at Hudson
  Corners ................      7.7%           292     $48,459   1.40x    78.6%      78.6%       60           60
Green Meadows ............      0.3%       156,800     $    47   1.27x    77.3%      72.7%        0           60
NorthGate Shopping
  Center .................      0.2%        73,647     $    84   2.22x    61.2%      61.2%       52           52
Fed Ex Ground
  Packaging ..............      0.2%        66,731     $    86   1.15x    74.3%      72.7%       36           60
DeVry University
  Center .................      0.1%        17,515     $   160   1.20x    71.8%      70.3%       36           60
TOTAL/WTD. AVG. ..........                                       1.30X    70.1%      67.8%

SEVEN YEAR LOANS

                                                                                           % OF
                             MORTGAGE                                         CUT-OFF     INITIAL
                              LOAN                             PROPERTY        DATE         POOL     LOAN
PROPERTY NAME                SELLER        CITY       STATE      TYPE         BALANCE     BALANCE   GROUP
--------------------------   --------   -----------   -----   ----------   ------------   -------   -----

Faneuil Hall .............     BofA       Boston        MA      Retail     $ 97,802,947     3.6%      1
GSA - Milwaukee ..........     BCRE      Milwaukee      WI      Office       13,930,553     0.5       1
Ford - Princeton Park ....     BofA      Princeton      IN    Industrial     11,026,282     0.4       1
26211 Enterprise Way           BCRE     Lake Forest     CA      Office        9,976,000     0.4       1
Parkway Medical
  Center .................     BofA      Greenfield     IN      Office        7,567,755     0.3       1
Broadway Festival
  Plaza ..................     BofA       Chicago       IL      Retail        4,672,183     0.2       1
Archer and Central
  Plaza ..................     BofA       Chicago       IL      Retail        3,301,279     0.1       1
Jacobson Portfolio .......     BCRE      Sioux City     IA    Industrial      3,056,246     0.1       1
                                                                           ------------     ---
TOTAL/WTD. AVG. ..........                                                 $151,333,244     5.6%
                                                                           ============     ===

                                                        LOAN                                  REMAINING
                                % OF                   BALANCE                     MATURITY   INTEREST    REMAINING
                             APPLICABLE     TOTAL        PER             CUT-OFF     DATE        ONLY       TERM TO
                                LOAN      UNITS/SF/   UNIT/SF/    U/W   DATE LTV      LTV       PERIOD     MATURITY
PROPERTY NAME                   GROUP        KEYS        KEY     DSCR     RATIO      RATIO     (MONTHS)    (MONTHS)
--------------------------   ----------   ---------   --------   ----   --------   --------   ---------   ---------

Faneuil Hall .............      3.9%       371,630      $263     1.58x    56.8%      51.1%         0        82
GSA - Milwaukee ..........      0.6%       101,895      $137     1.44x    67.3%      61.1%         0        79
Ford - Princeton Park ....      0.4%       368,450      $ 30     1.25x    70.2%      63.4%         0        81
26211 Enterprise Way            0.4%        58,760      $170     1.13x    69.0%      65.7%        36        84
Parkway Medical
 Center ..................      0.3         68,072       111     1.26x    79.7       70.5          0        92(1)
Broadway Festival
 Plaza ...................      0.2%        27,384      $171     1.21x    76.6%      69.4%         0        81
Archer and Central
 Plaza ...................      0.1%        30,437      $108     1.37x    66.8%      65.2%         0        81
Jacobson Portfolio .......      0.1%       171,678      $ 18     1.57x    59.9%      51.8%         0        83
TOTAL/WTD. AVG. ..........                                       1.48X    61.6%      55.7%

(1)  The original term of this Mortgage Loan was 96 months.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Term Sheet also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       16

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2

--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS*
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans in the
Mortgage Pool by Cut-off Date Balance:

               TEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                                            % OF               % OF
                                                                          INITIAL           APPLICABLE
                                             MORTGAGE     CUT-OFF DATE      POOL     LOAN   LOAN GROUP
LOAN NAME                                  LOAN SELLER      BALANCE       BALANCE   GROUP     BALANCE
----------------------------------------   -----------   --------------   -------   -----   ----------

181 West Madison Street ................        BofA     $  206,000,000     7.6%      1        8.2%
Eastland Mall ..........................        BofA        168,000,000     6.2       1        6.7%
Desert Passage .........................        BofA        131,883,333     4.9       1        5.2%
Bon-Ton Department Stores Portfolio.....        BofA        129,658,386     4.8       1        5.2%
150 East 52nd Street ...................        BofA        100,000,000     3.7       1        4.0%
55 & 215 West 125th Street .............       BSCMI         98,250,000     3.6       1        3.9%
Faneuil Hall ...........................        BofA         97,802,947     3.6       1        3.9%
Savannah Marriott ......................        BofA         82,725,000     3.1       1        3.3%
Embassy Suites Chicago .................       BSCMI         75,000,000     2.8       1        3.0%
Dominion Tower .........................        BofA         63,650,000     2.4       1        2.5%
                                                         --------------    ----
TOTAL/WTD. AVG.: .......................                 $1,152,969,666    42.7%
                                                         ==============    ====

                                                      CUT-OFF
                                                        DATE    MATURITY
                                           PROPERTY     LTV     DATE LTV   UNDERWRITTEN   MORTGAGE
LOAN NAME                                    TYPE      RATIO      RATIO        DSCR         RATE
----------------------------------------   --------   -------   --------   ------------   ----------

181 West Madison Street ................    Office     69.6%      64.2%        1.10x       6.033%(1)
Eastland Mall ..........................    Retail     79.6%      79.6%        1.35x       5.794%
Desert Passage .........................    Retail     72.6%      65.3%        1.29x       5.464%(1)
Bon-Ton Department Stores Portfolio.....    Retail     79.2%      62.1%        1.23x       6.213%(1)
150 East 52nd Street ...................    Office     78.7%      78.7%        1.28x       5.819%(1)
55 & 215 West 125th Street .............    Office     74.9%      66.4%        1.18x       5.815%(1)
Faneuil Hall ...........................    Retail     56.8%      51.1%        1.58x       5.570%(1)
Savannah Marriott ......................    Hotel      75.0%      64.2%        1.43x       6.232%
Embassy Suites Chicago .................    Hotel      65.8%      57.7%        1.44x       5.577%(1)
Dominion Tower .........................    Office     66.3%      62.0%        1.21x       5.894%
TOTAL/WTD. AVG.: .......................               72.6%      66.1%        1.29X       5.854%

(1)  Rounded to three decimal places.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Term Sheet also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       17

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                            181 WEST MADISON STREET
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       18

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                            181 WEST MADISON STREET
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

181 WEST MADISON STREET

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                     Bank of America

ORIGINAL NOTE PRINCIPAL
   BALANCE:                      $206,000,000

FIRST PAYMENT DATE:              June 1, 2006

TERM/AMORTIZATION:               120/360 months

INTEREST ONLY PERIOD:            48 months

MATURITY DATE:                   May 1, 2016

EXPECTED NOTE MATURITY
   BALANCE:                      $189,948,806

BORROWING ENTITY:                181 West Madison CF Borrower, LLC

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Lockout/Defeasance: 117 payments
                                 Open: 3 payments

FUTURE MEZZANINE DEBT:           Yes

UP-FRONT RESERVES:

   TAX RESERVE:                  Yes

   TENANT                        $6,920,524
      IMPROVEMENT/LEASING
      RESERVE:

OTHER RESERVE(1):                $986,796
ONGOING MONTHLY RESERVES:
   TAX RESERVE:                  Yes

   REPLACEMENT RESERVE:          $30,564
LOCKBOX:                         Hard
--------------------------------------------------------------------------------

(1)  Borrower has established the "Free Rent Account" in the amount of $986,796 of which $276,940 represents the remaining free rent period under the
     "Geneva Lease" and $709,856 represents the free rent period under the
     "Quantitative Lease".

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:            $206,000,000

CUT-OFF DATE LTV:                69.6%

MATURITY DATE LTV:               64.2%

UNDERWRITTEN DSCR(1):            1.10x

INTEREST ONLY DSCR(2):           1.29x

MORTGAGE RATE(3):                6.033%
--------------------------------------------------------------------------------

(1)  DSCR figures based on net cash flow unless otherwise noted.

(2)  Underwritten DSCR during partial interest only period.

(3)  The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                   Office

PROPERTY SUB TYPE:               CBD

LOCATION:                        Chicago, IL

YEAR BUILT/RENOVATED:            1990/NAP

NET RENTABLE SQUARE FEET:        940,639

CUT-OFF BALANCE PSF:             $219

OCCUPANCY AS OF 03/31/2006:      84.9%

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             MB Real Estate Services, LLC

U/W NET CASH FLOW:               $16,316,662

APPRAISED VALUE:                 $296,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       19

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                            181 WEST MADISON STREET
--------------------------------------------------------------------------------

                             FINANCIAL INFORMATION

                                   FULL YEAR      FULL YEAR      FULL YEAR
                                 (12/31/2003)   (12/31/2004)   (12/31/2005)   UNDERWRITTEN
                                 ------------   ------------   ------------   ------------

Effective Gross Income .......   $32,423,720    $31,823,868    $33,780,931    $33,658,327
Total Expenses ...............   $15,446,326    $15,605,082    $16,048,406    $16,578,606
Net Operating Income (NOI) ...   $16,977,394    $16,218,786    $17,732,525    $17,079,721
Cash Flow (CF) ...............   $12,994,921    $16,218,786    $17,732,525    $16,316,662
DSCR on NOI ..................          1.14x          1.09x          1.19x          1.15x
DSCR on CF ...................          0.87x          1.09x          1.19x          1.10x

                             TENANT INFORMATION(1)

                                    RATINGS      TOTAL       % OF      RENT     POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS                        FITCH/S&P   TENANT SF   TOTAL SF     PSF        RENT          RENT      EXPIRATION
--------------------------------   ---------   ---------   --------   ------   -----------   -----------   ----------

The Northern Trust Company .....    AA-/AA-     318,446      33.9%    $22.75   $ 7,245,634       35.7%     12/31/2020
LaSalle National Bank ..........     AA-/A+     153,207      16.3     $14.17     2,171,599       10.7      01/31/2008
UBS Financial Services, Inc. ...    AA+/AA+      56,199       6.0     $33.77     1,897,840        9.4      12/31/2015
Quantitative Risk Management ...   Not Rated     47,348       5.0     $22.50     1,065,330        5.3      12/31/2012
                                                -------      ----              -----------       ----
TOTAL ..........................                575,200      61.1%             $12,380,403       61.1%
                                                =======      ====              ===========       ====

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                      # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION      EXPIRING       SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
-------------------   -----------   --------   --------   ----------   -------------   ----------

2006 ..............         2         18,323      1.9%       18,323          1.9%      $  471,834
2007 ..............         4         17,498      1.9        35,821          3.8%      $  725,029
2008 ..............         4        153,207     16.3       189,028         20.1%      $2,171,599
2009 ..............         1          3,595      0.4       192,623         20.5%      $   64,854
2010 ..............         6         39,706      4.2       232,329         24.7%      $1,171,345
2011 ..............         1         13,826      1.5       246,155         26.2%      $  424,735
2012 ..............         3         83,366      8.9       329,521         35.0%      $1,452,524
2013 ..............         1         44,960      4.8       374,481         39.8%      $  921,680
2014 ..............         2         21,839      2.3       396,320         42.1%      $  473,906
2015 ..............         4         80,937      8.6       477,257         50.7%      $2,580,268
2016 ..............         1         13,227      1.4       490,484         52.1%      $  221,552
2020 ..............         5        317,525     33.8       808,009         85.9%      $6,764,250
Vacant ............        --        132,630     14.1       940,639        100.0%      $2,830,021
                          ---        -------    -----
TOTAL .............        34        940,639    100.0%
                          ===        =======    =====

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       20

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                             181 WEST MADISON STREET
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 61.1% of the total net rentable square feet, are:

o    THE NORTHERN TRUST COMPANY ("Northern Trust") (NASDAQ: "NTRS") (rated "AA-"
     by Fitch and "AA-" by S&P) occupies a total of 318,446 square feet (33.9%
     of square feet, 35.7% of rental income) under four leases. Lease expiration dates range from June 30, 2007 to December 31, 2020, with 306,100 of the space expiring on December 31, 2020, 7,446 square feet expiring on June 30,
     2007 and the remaining 4,900 square feet expiring on September 30, 2020.
     The current blended rental rate per square foot of $22.75 increases annually by 3%. There are two five-year options to renew the leases with the rental rate per square foot determined at 95% of the then fair market.
     Northern Trust has three contraction options for one full floor on each contraction date of July 1, 2007, July 1, 2011 and July 1, 2015 with 15 months written notice. Northern Trust also has three expansion options for any floors between 17 and 38 on each expansion date of February 1, 2008,
     November 1, 2012 and August 1, 2015 with 12 months written notice. Northern
     Trust provides asset management and related services to corporate and public entity retirement funds, foundation and endowment clients, fund managers, insurance companies and government funds. In addition, Northern
     Trust provides personal trust, custody and investment management services, individual retirement accounts, guardianship and estate administration, qualified retirement plans, banking, personal lending and residential real estate mortgage lending. Northern Trust Corporation employs approximately
     9,000 people. As of the fiscal year ended December 31, 2005, Northern Trust
     Corporation reported revenue of approximately $3.6 billion, net income of
     $584.4 million and stockholder equity of $3.6 billion.

o    LASALLE NATIONAL BANK ("LaSalle") (rated "AA-" by Fitch and "A+" by S&P)
     occupies a total of 153,207 square feet (16.3% of square feet, 10.7% of rental income) under four leases. Lease expiration dates range from January
     31, 2008 to December 31, 2008, with 131,487 square feet of the space expiring on January 31, 2008 and the remaining 21,720 expiring on December
     31, 2008. The current blended rental rate per square foot of $14.17 increases annually by 3%. There are two five-year options to renew the leases with the rental rate per square foot determined at 95% of the then fair market. LaSalle is one of the largest banks in the Midwest and second largest in Chicago. LaSalle serves individuals, small businesses, middle-market companies and institutions to meet the scope of customer financial needs. LaSalle operates more than 140 branches and 500 ATMs located throughout Chicago and in the neighboring suburbs. LaSalle is a subsidiary of Netherlands-based ABN AMRO Bank N.V. ("ABN AMRO") (NYSE:
     "ABN") (rated "AA-" by Fitch and "AA-" by S&P). ABN AMRO operates more than
     3,500 branches located in 58 countries and territories and employs approximately 97,000 people. As of the fiscal year ended December 31, 2005,
     ABN AMRO reported revenue of approximately $54.0 billion, net income of
     $3.4 billion and stockholder equity of $33.7 billion.

o    UBS FINANCIAL SERVICES, INC. ("UBS") (NYSE: "UBS") (rated "AA+" by Fitch and "AA+" by S&P) occupies 56,199 square feet (6.0% of square feet, 9.4% of rental income) under a 25-year lease expiring on December 31, 2015. The current rental rate per square foot of $33.77 increases annually by 3%.
     There is one five-year option to renew the lease with the rental rate per square foot determined at the then fair market. UBS has an early lease termination option effective December 31, 2010 with 15 months written notice and payment of a cancellation fee of $2,724,796. UBS has the right of first offer for space on the 41st and 45th floors. UBS is a subsidiary of UBS AG. UBS AG provides financial services worldwide. UBS conducts wealth management, asset management and investment banking and securities businesses. The investment banking and securities business offers equity, equity-linked and equity derivative products to primary and secondary markets. In addition, UBS offers comprehensive banking and securities services for corporations, institutional investors, public entities and foundations, and financial institutions worldwide. UBS AG employs approximately 70,000 people. As of the fiscal year ended December 31, 2005,
     UBS AG reported revenue of approximately $76.3 billion, net income of $10.7 billion and stockholder equity of $39.5 billion.

o    QUANTITATIVE RISK MANAGEMENT ("Quantitative") (not rated) occupies 47,348 square feet (5.0% of square feet, 5.3% of rental income) under a ten-year lease expiring on December 31, 2012. The current rental rate per square foot of $22.50 increases annually by 1.0%. There is one five-year option to renew the lease with the rental rate per square foot determined at the then fair market. Quantitative is one of the world's leading enterprise risk management and consulting firms. Quantitative specializes in providing advisory services for credit risk management, market risk management, asset/liability management, funds transfer pricing/profitability analysis, and mortgage banking risk management. Founded in 1987 and headquartered in
     Chicago, Quantitative has additional offices located in London and
     Singapore. Through the expertise of over 150 financial industry professionals, Quantitative provides sophisticated option-based pricing, hedging and forecasting analyses to clients.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       21

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                            181 WEST MADISON STREET
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The 181 West Madison Street Mortgage Loan is a $206.0 million, ten-year fixed rate loan secured by a first mortgage on a "Class A" office building located in Chicago, Illinois. The 181 West Madison Street Mortgage Loan is
     interest only for the first four years of the loan term, amortizes over a
     30 year period, matures on May 1, 2016 and accrues interest at an annual rate, rounded to three decimal places, of 6.033%.

THE BORROWER:

o    The 181 West Madison Street Borrower is 181 West Madison CF Borrower, LLC,
     a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the 181 West
     Madison Street Borrower's counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by 181 West Madison CF Owner, LLC, a
     Delaware limited liability company. Through a series of intermediate ownership levels, equity ownership is eventually held 50% each by the
     General Electric Pension Trust and UBS Wealth Management -- North American
     Property Funds Limited.

o    General Electric Pension Trust has $46.7 billion in assets and $2.8 billion invested in real estate. The advisor is GE Asset Management, a wholly owned subsidiary of the General Electric Company. GE Asset Management currently manages investment funds in excess of $192 billion. GE Asset Management and affiliated entities have been managing investments for General Electric's employee pension and benefit plans since the 1920s.

o    UBS Wealth Management -- North American Property Funds Limited has invested approximately $600 million in North American commercial and residential real estate on behalf of foreign investors since October 2004.

THE PROPERTY:

o    The 181 West Madison Street Mortgaged Property consists of a fee simple interest in a Class "A" office building built in 1990. The 50-story improvements contain 940,639 net rentable square feet, of which 931,297 square feet is office space and 9,342 is retail space, and is situated on
     0.79 acres. Additional improvements consist of an underground parking garage containing 56 parking spaces. The 181 West Madison Street Mortgaged
     Property is currently occupied by 18 office tenants ranging in size from
     3,042 to 318,446 square feet and five retail tenants ranging in size from
     210 to 3,406 square feet.

o    The 181 West Madison Street Mortgaged Property is located at the southeast corner of Madison Street and Wells Street in Chicago's Central Loop
     submarket. Its located within a few blocks of Chicago's main government buildings, the Mercantile Exchange and the Chicago headquarters for numerous financial institutions. The property is accessible by commuter train, elevated and subway train, bus and car.

o    The 181 West Madison Street Borrower is generally required at its sole cost and expense to keep the 181 West Madison Street Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    MB Real Estate Services, LLC manages the 181 West Madison Street Mortgaged
     Property. MB Real Estate Services, a third party independent company founded in 1982 and headquartered in Chicago, currently manages approximately 16.0 million square feet of corporate and government properties.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       22

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                             181 WEST MADISON STREET
--------------------------------------------------------------------------------

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The 181 West Madison Street Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions including, without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed a subordination and intercreditor agreement in form and substance acceptable to the rating agencies and reasonably satisfactory to the mortgagee; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the 181 West Madison Street Mortgage Loan, results in a maximum loan-to-value ratio (as reasonably calculated by the mortgagee) greater than 75% and a minimum debt service coverage ratio (as reasonably calculated by the mortgagee) less than 1.09x; and (e) the mortgagee will receive confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the 181 West Madison Street Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       23

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                             181 WEST MADISON STREET
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       24

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                                 EASTLAND MALL
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       25

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                  EASTLAND MALL
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

EASTLAND MALL

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                       Bank of America

ORIGINAL NOTE PRINCIPAL BALANCE:   $168,000,000

FIRST PAYMENT DATE:                July 1, 2006

TERM/AMORTIZATION:                 120/0 months

INTEREST ONLY PERIOD:              120 months

MATURITY DATE:                     June 1, 2016

EXPECTED NOTE MATURITY BALANCE:    $168,000,000

BORROWING ENTITY:                  SM Eastland Mall, LLC

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/Defeasance:
                                   113 payments
                                   Open: 7 payments

FUTURE MEZZANINE DEBT:             Yes

LOCKBOX:                           Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $168,000,000

CUT-OFF DATE LTV:                  79.6%

MATURITY DATE LTV:                 79.6%

UNDERWRITTEN DSCR(1):              1.35x

MORTGAGE RATE:                     5.794%
--------------------------------------------------------------------------------

(1)  DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                     Retail

PROPERTY SUB TYPE:                 Anchored

LOCATION:                          Evansville, IN

YEAR BUILT/RENOVATED:              1978/1996

NET RENTABLE SQUARE FEET:          709,820

CUT-OFF BALANCE PSF:               $237

OCCUPANCY AS OF 03/09/2006:        96.7%

OWNERSHIP INTEREST:                Fee/Leasehold

PROPERTY MANAGEMENT:               Simon Management Associates, LLC

U/W NET CASH FLOW:                 $ 13,336,092

APPRAISED VALUE:                   $211,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       26

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                  EASTLAND MALL
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                   FULL YEAR      FULL YEAR      FULL YEAR
                                 (12/31/2003)   (12/31/2004)   (12/31/2005)   UNDERWRITTEN
                                 ------------   ------------   ------------   ------------

Effective Gross Income .......    $17,086,686    $17,992,920    $18,608,781    $19,785,046
Total Expenses ...............    $ 4,897,989    $ 5,438,922    $ 5,247,286    $ 5,822,893
Net Operating Income (NOI) ...    $12,188,697    $12,553,998    $13,361,495    $13,962,153
Cash Flow (CF) ...............    $12,188,697    $12,553,998    $13,361,495    $13,336,092
DSCR on NOI ..................           1.24x          1.27x          1.35x          1.41x
DSCR on CF ...................           1.24x          1.27x          1.35x          1.35x

--------------------------------------------------------------------------------
                              TENANT INFORMATION(1)
--------------------------------------------------------------------------------

                                                          % OF
                                  RATINGS      TOTAL      TOTAL    RENT    POTENTIAL   % POTENTIAL      LEASE
TOP TENANTS                      FITCH/S&P   TENANT SF     SF      PSF       RENT          RENT      EXPIRATION
------------------------------   ---------   ---------   ------   -----   ----------   -----------   ----------

J.C. Penney ..................   BBB-/BBB-    158,385     22.3%   $3.40   $  538,679       4.2%      02/28/2011
Toys R Us/Kids R Us ..........      B/B-       66,699      9.4    $2.23      148,500       1.1       01/31/2013
SM Newco .....................   Not Rated     60,010      8.5    $3.15      189,000       1.5       02/28/2009
Marshalls ....................      NR/A       35,150      5.0    $7.92      278,388       2.1       01/31/2010
                                              -------     ----            ----------       ---
TOTAL ........................                320,244     45.1%           $1,154,567       8.9%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

--------------------------------------------------------------------------------
                           LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------

                                 # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION                 EXPIRING       SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
------------------------------   -----------   --------   --------   ----------   -------------   ----------

2007 .........................        17         57,015      8.0%       57,015          8.0%      $1,231,767
2008 .........................        12         26,363      3.7        83,378         11.7%      $  800,500
2009 .........................        11         99,758     14.1       183,136         25.8%      $1,170,509
2010 .........................        11         83,605     11.8       266,741         37.6%      $1,587,584
2011 .........................        11        181,821     25.6       448,562         63.2%      $1,455,123
2012 .........................        14         42,330      6.0       490,892         69.2%      $1,427,903
2013 .........................         4         73,909     10.4       564,801         79.6%      $  367,560
2014 .........................         5         14,748      2.1       579,549         81.6%      $  612,202
2015 .........................         9         23,428      3.3       602,977         84.9%      $1,003,432
2016 .........................         7         29,631      4.2       632,608         89.1%      $  933,366
2020 .........................         1          8,670      1.2       641,278         90.3%      $   60,500
2021 .........................         1          8,000      1.1       649,278         91.5%      $   85,000
MTM ..........................        15         39,284      5.5       688,562         97.0%      $1,293,271
Vacant .......................        --         21,258      3.0       709,820        100.0%      $  943,910
                                     ---        -------    -----
TOTAL ........................       118        709,820    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       27

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                  EASTLAND MALL
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 45.1% of the total net rentable square feet, are:

o    J.C. PENNEY (NYSE: "JCP") (rated "BBB-" by Fitch and "BBB-" by S&P)
     occupies 158,385 square feet (22.3% of square feet, 4.2% of rental income)
     under a five-year lease renewal option period expiring on February 28,
     2011. The rental rate per square foot of $3.40 remains constant during the remaining lease term. There are three five-year options remaining to renew the lease. J.C. Penney is a multi-line retailer selling family apparel, jewelry, shoes, accessories and home furnishings. J.C. Penney operates
     1,019 department stores located in 49 states and Puerto Rico. J.C. Penney employs approximately 151,000 people. As of the fiscal year ended January
     28, 2006, J.C. Penney reported revenue of approximately $18.8 billion, net income of $1.1 billion and stockholder equity of $4.0 billion.

o    TOYS R US / KIDS R US ("Toys R Us") (rated "B" by Fitch and "B-" by S&P)
     occupies 66,699 square feet (9.4% of square feet, 1.1% of rental income)
     under a 25-year lease expiring on January 31, 2013. The current rental rate per square foot of $2.23 increases by 10% in lease year 20 and remains constant during the remaining lease term. There are two five-year options to renew the lease with the rental rate per square foot increasing by 10%
     for each renewal period. Toys R Us is a specialty retailer of toys, children's apparel and baby products operating 1,469 stores worldwide. Toys
     R Us operates 1,237 stores under the Toys R Us brand name (including 587 domestically and 650 internationally) and operates 232 stores
     (domestically) under the Babies R Us brand name. Toys R Us employs approximately 157,000 people. Toys R Us was purchased in July 2005 for approximately $6.6 billion by an investment group consisting of entities advised by or affiliated with Bain Capital Partners, Kohlberg Kravis
     Roberts & Co. and Vornado Realty Trust.

o    SM NEWCO (not rated) leases 60,010 square feet (8.5% of square feet, 1.5%
     of rental income) under a 30-year lease expiring on February 28, 2009. The rental rate per square foot of $3.15 remains constant. There are two five-year options to renew the lease. SM Newco is the successor to Service
     Merchandise after bankruptcy. The space is subleased to Bed Bath & Beyond
     (31,600 square feet) and David's Bridal (10,200 square feet). The remaining
     18,210 square feet is vacant, but SM Newco is paying rent under the lease.

     Bed Bath & Beyond (NASDAQ: "BBBY") (not rated by Fitch and rated "BBB" by
     S&P) sells domestic merchandise and home furnishings, giftware, household items, and health and beauty care items. Bed Bath & Beyond operates 809 stores located in the United States and Puerto Rico and employs approximately 33,000 people. As of the fiscal year ended February 25, 2006,
     Bed Bath & Beyond reported revenue of approximately $5.8 billion, net income of $572.9 million and stockholder equity of $2.3 billion.

     David's Bridal is the country's largest retailer of bridal gowns and other bridal party-related merchandise and currently operates more than 250 stores nationwide. David's Bridal is an operating division of Federated
     Department Stores ("Federated") (NYSE: "FD") (rated "BBB+" by Fitch and
     "BBB" by S&P). Federated sells men's, women's and children's apparel and accessories, cosmetics and home furnishings. Federated operates 868 stores located in 45 states, Washington D.C., Puerto Rico and Guam under the
     Macy's, Bloomingdale's, Famous-Barr, Filene's, Foley's, Hecht's,
     Kaufmann's, L.S. Ayres, Marshall Field's, Meier & Frank, Robinsons-May,
     Strawbridge's and The Jones Store brand names. Federated employs approximately 232,000 people. As of the fiscal year ended January 28, 2006,
     Federated reported revenue of approximately $22.4 billion, net income of
     $1.4 billion and stockholder equity of $13.5 billion.

o    MARSHALLS (not rated by Fitch and rated "A" by S&P) occupies 35,150 square feet (5.0% of square feet, 2.1% of rental income) under a 25-year lease expiring on January 31, 2010. The rental rate per square foot of $7.92 remains constant during the remaining lease term. There are three five-year options to renew the lease. Marshalls is also required to pay percentage rent equal to the amount by which 2% of sales exceeds the annual rent.
     Marshalls is one of the largest off-price family apparel and home fashions retailers in the United States. Marshalls operates 715 stores located in 42 states and Puerto Rico. Marshalls is an operating division of TJX Companies
     Inc. ("TJX") (NYSE: "TJX") (not rated by Fitch and rated "A" by S&P). TJX is an off-price retailer of apparel and home fashions through the Marshalls
     (715 stores), TJ Maxx (799 stores), AJ Wright (152 stores), HomeGoods (251 stores) and Bob's Stores (35 stores) chains in the United States, the
     Winners (174 stores) and HomeSense (58 stores) chains in Canada, and the TK
     Maxx (198 stores) chain in the United Kingdom and Ireland. TJX employs approximately 119,000 people worldwide. As of the fiscal year ended January
     28, 2006, TJX reported revenue of approximately $16.1 billion, net income of $690.4 million and stockholder equity of $1.9 billion.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       28

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                  EASTLAND MALL
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Eastland Mall Mortgage Loan is a $168.0 million, ten-year fixed rate loan secured by a first mortgage on a regional mall located in Evansville,
     Vanderburgh County, Indiana. The Eastland Mall Mortgage Loan is interest only for the entire loan term, matures on June 1, 2016 and accrues interest at an annual rate of 5.794%.

THE BORROWER:

o    The Eastland Mall Borrower is SM Eastland Mall, LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent members for which the Eastland Mall Borrower's counsel has delivered a non-consolidation opinion. Through a series of intermediate ownership levels, equity ownership is eventually held 50% each by The Macerich Partnership, L.P. and Simon Property Group, L. P.

o    The Macerich Company ("Macerich") (NYSE: "MAC") (not rated) is a real estate investment trust engaged in the acquisition, ownership, development, redevelopment, management and leasing of regional malls and community shopping centers. Macerich owns or holds an interest in 98 properties consisting of 76 regional malls, 20 community shopping centers and two development/redevelopment projects containing a total of 80.0 million square feet located throughout the United States. Macerich employs approximately 4,500 people. As of the fiscal year ended December 31, 2005,
     Macerich reported revenue of approximately $767.4 million, net income of
     $71.7 million and stockholder equity of $827.1 million.

o    Simon Property Group, Inc. ("Simon") (NYSE: "SPG") (rated "BBB+" by Fitch and "A--" by S&P), the largest publicly traded real estate investment trust in North America, is engaged in the ownership, operation, leasing, management, acquisition, expansion and development of real estate properties, primarily regional malls, outlet centers and community shopping centers. Simon owns or holds an interest in 296 properties consisting of
     172 regional malls, 30 outlet centers, 71 community shopping centers and 23 other properties containing a total of approximately 200 million square feet located in 39 states and Puerto Rico. Simon also has interests in 12 parcels of land held in the United States for future development, 51
     European shopping centers located in France, Italy, Poland and Portugal, four outlet centers located in Japan, one outlet center located in Mexico and one community shopping center located in Canada. Simon provides leasing, management and development services to its properties. Simon employs approximately 3,000 people. As of the fiscal year ended December
     31, 2005, Simon reported revenue of approximately $3.2 billion, net income of $475.7 million and stockholder equity of $4.3 billion.

THE PROPERTY:

o    The Eastland Mall Mortgaged Property consists of a fee/leasehold interest in a regional mall built in 1978 and most recently expanded and renovated in 1996. The collateral improvements consist of the J.C. Penney anchor tenant building and the in-line mall stores containing a total of 709,820 gross leasable square feet situated on 51.89 acres.

o    There are more than 100 in-line/kiosk tenants ranging in size from nine to
     66,699 square feet. In-line tenants over 8,000 square feet are Toys R Us /
     Kids R Us, SM Newco (subleased to Bed Bath & Beyond and David's Bridal),
     Marshalls, Old Navy, fye, Express Women and Talbot's / Talbot's Petites.
     The in-line/kiosk tenants together occupy 67.3% of the total square feet and contribute 85.5% of the gross potential rental income. Macy's (159,068 square feet) and Famous Barr (180,000 square feet) are non-collateral, ground leased shadow anchor tenants. Including Macy's and Famous Barr, there is a total of 1,048,888 square feet in the Eastland Mall. Following
     Federated Department Stores, Inc.'s acquisition of May Department Stores, the Famous Barr at Eastland Mall was closed by Federated. Federated already owns and operates the Macy's at Eastland Mall.

o    The enclosed mall and convenience center is located in Evansville, Indiana which is located in the southwest corner of the state approximately 100 miles west of Louisville, Kentucky, 170 miles east of St. Louis, Missouri, and 180 miles south of Indianapolis, Indiana. The primary trade area of five miles has a population of 115,936 and 49,564 households that have an average income of $50,023. Eastland Mall is located two miles west of
     Interstate 164 which intersects with Interstate 64 approximately 15 miles to the north. Interstate 64 is the major east-west interstate highway in southern Indiana.

o    The Eastland Mall Borrower is generally required at its sole cost and expense to keep the Eastland Mall Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a special cause of loss insurance policy.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       29

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                  EASTLAND MALL
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT:

o    Simon Management Associates, LLC manages the Eastland Mall Mortgaged
     Property. Simon Management Associates, an Eastland Mall Borrower related entity founded in 1960 and headquartered in Indianapolis, currently manages
     285 retail properties containing a total of approximately 200 million square feet located in 39 states and Puerto Rico.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Eastland Mall Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions including, without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed a subordination and intercreditor agreement in form and substance reasonably satisfactory to the mortgagee;
     (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the Eastland Mall Mortgage
     Loan, results in a maximum loan-to-value ratio greater than 80% and a minimum debt service coverage ratio less than 1.25x; and (e) the mortgagee will receive confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the Eastland Mall Mortgage Loan.

COLLATERAL SUBSTITUTION:

o    The Eastland Mall Borrower may, on a one-time basis, obtain a release of the lien of the mortgage encumbering Eastland Mall Mortgaged Property
     ("Release Property") by substituting therefore another retail property of like kind and quality acquired by the Eastland Mall Borrower (the "New
     Property"). In addition, any such substitution is subject to, without limitation, the following conditions precedent: (a) the related sponsor or an affiliate controls the Eastland Mall Borrower; (b) no event of default exists (other than an event of default which would be cured by the substitution of the New Property); (c) receipt by the mortgagee of a FIRREA appraisal of the New Property dated no more than 180 days prior to the substitution by a national appraisal firm, indicating that the fair market value of the New Property is not less than one hundred ten percent of the greater of (i) the appraised value of the Release Property and (ii) the fair market value of the Release Property as of the date immediately preceding the substitution; and (d) the mortgagee will receive confirmation from the rating agencies that such substitution will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the Eastland Mall
     Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       30

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                  EASTLAND MALL
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       31

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                 DESERT PASSAGE
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       32

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                 DESERT PASSAGE
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

DESERT PASSAGE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                     Bank of America

ORIGINAL NOTE A-3 PRINCIPAL
   BALANCE:                      $131,883,333

FIRST PAYMENT DATE:              December 1, 2005

TERM/AMORTIZATION:               120/360 months

INTEREST ONLY PERIOD:            36 months

MATURITY DATE:                   November 1, 2015

EXPECTED NOTE A-3 MATURITY
   BALANCE:                      $118,613,406

BORROWING ENTITY:                Boulevard Invest LLC

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Lockout/Defeasance:
                                 116 payments
                                 Open: 4 payments

PARI PASSU DEBT:                 $131,883,334 Note A-1 and
                                 $131,883,333 Note A-2

EXISTING MEZZANINE DEBT:         $40,000,000 mezzanine loan

UP-FRONT RESERVES:

   TAX RESERVE:                  Yes

   TI/LC RESERVE:                $8,333,824

   PERFORMANCE RESERVE:          $40,000,000

   OTHER RESERVE:                $15,000,000

ONGOING MONTHLY RESERVES:

   TAX RESERVE:                  Yes

   REPLACEMENT RESERVE:          $11,115

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE
   BALANCE:                      $395,650,000

NOTE A-1 CUT-OFF DATE BALANCE:   $131,883,334

NOTE A-2 CUT-OFF DATE BALANCE:   $131,883,333

NOTE A-3 CUT-OFF DATE BALANCE:   $131,883,333

CUT-OFF DATE LTV:                72.6%

MATURITY DATE LTV:               65.3%

UNDERWRITTEN DSCR(1):            1.29x

INTEREST ONLY DSCR(2):           1.56x

MORTGAGE RATE(3):                5.464%
--------------------------------------------------------------------------------

(1)  DSCR figures based on net cash flow unless otherwise noted.

(2)  Underwritten DSCR during partial interest only period.

(3)  The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                   Retail

PROPERTY SUB TYPE:               Anchored

LOCATION:                        Las Vegas, NV

YEAR BUILT/RENOVATED:            2000/NAP

NET RENTABLE SQUARE FEET:        493,984

CUT-OFF BALANCE PSF:             $801

OCCUPANCY AS OF 06/15/2006:      88.7%

LEASED AS OF 06/15/2006:         94.6%

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Related Urban Management
                                 Company, LLC

U/W NET CASH FLOW:               $34,229,639

APPRAISED VALUE:                 $545,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       33

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                 DESERT PASSAGE
--------------------------------------------------------------------------------

                             FINANCIAL INFORMATION

                                   FULL YEAR      FULL YEAR     FULL YEAR
                                 (12/31/2003)   (12/31/2004)   (12/31/2005)   UNDERWRITTEN
------------------------------   ------------   ------------   ------------   -------------

Effective Gross Income .......    $34,413,018    $35,687,401    $40,607,009    $51,084,787
Total Expenses ...............    $13,495,805    $15,414,804    $17,249,004    $15,931,397
Net Operating Income (NOI) ...    $20,917,213    $20,272,597    $23,358,005    $35,153,390
Cash Flow (CF) ...............    $20,917,213    $19,435,950    $22,424,385    $34,229,639
DSCR on NOI(1) ...............           0.79x          0.76x          0.88x          1.32x
DSCR on CF(1) ................           0.79x          0.73x          0.84x          1.29x

(1)  Based on an aggregate principal balance of $395,650,000 (the original whole loan principal balance).

                              TENANT INFORMATION(1)

                                  RATINGS      TOTAL       % OF      RENT    POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS                      FITCH/S&P   TENANT SF   TOTAL SF    PSF        RENT          RENT      EXPIRATION
------------------------------   ---------   ---------   --------   ------   ----------   -----------   ----------

V Theater ....................   Not Rated     30,883       6.3%    $42.00   $1,297,086       3.5%      12/31/2013
Planet Hollywood .............   Not Rated     23,029       4.7     $47.17    1,086,192       2.9       08/31/2014
Steve Wyrick Theater .........   Not Rated     22,398       4.5     $32.52      728,383       2.0       12/31/2015
Gap/Gap Kids/Baby Gap ........   BBB-/BBB-     20,872       4.2     $45.51      949,885       2.6       08/31/2010
                                               ------      ----              ----------      ----
TOTAL ........................                 97,182      19.7%             $4,061,545      11.0%
                                               ======      ====              ==========      ====

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                                 # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION                 EXPIRING       SF      TOTAL SF    TOTAL SF    % OF TOTAL SF     EXPIRING
------------------------------   -----------   --------   --------   ----------   -------------    ---------

2006 .........................        38         12,999      2.6%       12,999          2.6%      $2,737,268
2007 .........................         6         13,372      2.7        26,371          5.3%      $  558,848
2008 .........................         5         29,382      5.9        55,753         11.3%      $1,555,080
2010 .........................        43        112,152     22.7       167,905         34.0%      $8,528,809
2011 .........................        17         62,582     12.7       230,487         46.7%      $3,322,110
2012 .........................        13         39,054      7.9       269,541         54.6%      $2,345,209
2013 .........................         6         37,526      7.6       307,067         62.2%      $1,738,831
2014 .........................         5         28,633      5.8       335,700         68.0%      $1,250,042
2015 .........................        18         52,233     10.6       387,933         78.5%      $4,131,547
2016 .........................        13         43,884      8.9       431,817         87.4%      $2,727,600
2021 .........................         1         13,035      2.6       444,852         90.1%      $1,380,015
2025 .........................         4          3,842      0.8       448,694         90.8%      $  353,440
2097 (Parking) ...............         1             --      0.0       448,694         90.8%      $3,438,540
MTM ..........................         9         14,562      2.9       463,256         93.8%      $  681,264
Vacant .......................        --         30,728      6.2       493,984        100.0%      $2,304,892
                                     ---        -------    -----
TOTAL ........................       179        493,984    100.0%
                                     ===        =======    =====

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       34

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                 DESERT PASSAGE
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The two largest tenants representing 19.7% of the total net rentable square feet are:

o    V THEATER (not rated) occupies 30,883 square feet (6.3% of square feet,
     3.5% of rental income) under a ten-year lease expiring on December 31,
     2013. The current rental rate per square foot of $42.00 increases to $44.00 on January 1, 2010 for the remainder of the lease term. There are two five-year options to renew the lease with the rental rate per square foot increasing to $46.00 and $48.00 during the two lease renewal periods, respectively. V Theater is an entertainment and dining center providing shows and/or dining. Each section, or the entire facility, can be specifically tailored to meet group needs. The facility can accommodate groups of 20 to 2,000 people. The V Theater also holds up to 500 people in theater-style seating for meetings, concerts and promotional shows. A built in stage and sound system is available for all presentations, shows or entertainment. The catering facilities can provide both on or off-site dining.

o    PLANET HOLLYWOOD (not rated) occupies 23,029 square feet (4.7% of square feet, 2.9% of rental income) under one ten-year lease expiring on August,
     31, 2014 and three 20-year leases all expiring on July 31, 2025. The current rental rates are $36.48 per square foot for the 19,187 square foot space, $80.00 per square foot for the 1,310 square foot space and $120.00 per square foot for the 1,202 square foot space and the 870 square foot space.

o    STEVE WYRICK THEATER (not rated) occupies 22,398 square feet (4.5% of square feet, 2.0% of rental income) under a ten year lease expiring on
     December 31, 2015. The initial rental rate per square foot of $31.07 increases to $32.52 on December 1, 2006, to $33.08 on December 1, 2007, to
     $35.41 on December 1, 2008, to $35.90 on December 1, 2009 and to $42.64 on
     December 1, 2010 through to the expiration date of December 31, 2015. The rental rate increases to $46.77 during the first five-year extension period and to $50.90 during the second five-year extension period.

o    GAP/GAP KIDS/BABY GAP ("The Gap") (NYSE: "GPS") (rated "BBB-" by Fitch and
     "BBB--" by S&P) occupies 20,872 square feet (4.2% of square feet, 2.6% of rental income) under a five-year lease renewal period expiring on August
     31, 2010. The current rental rate per square foot of $45.51 remains constant during the remaining lease renewal period. There remains one
     5-year option to renew the lease with the rental rate per square foot increasing by the lesser of 12% or the sum of the aggregate percentage increase in the consumer price index for the current lease renewal period plus 4.5%. The Gap is a global specialty retailer selling casual apparel, accessories and personal care products for men, women and children under
     The Gap, Banana Republic and Old Navy brand names. The Gap operates 3,050 stores located in the United States, Canada, United Kingdom, France and
     Japan. The Gap employs approximately 152,000 people. As of the fiscal year ended January 29, 2005, The Gap reported revenue of approximately $16.3 billion, net income of $1.2 billion and stockholder equity of $4.9 billion.
     At the end of the fiscal year ended January 28, 2006 the Gap reported revenue of $16.0 billion, net income of $1.1 billion and stockholder equity of $5.4 billion.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       35

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                 DESERT PASSAGE
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Desert Passage Mortgage Loan is a $131.9 million, ten-year fixed rate loan secured by a first mortgage on an anchored retail and entertainment center located in Las Vegas, Clark County, Nevada. The Desert Passage
     Mortgage Loan is interest only for the first three years of the loan term, amortizes over a 30 year period, matures on November 1, 2015 and accrues interest at an annual rate, rounded to three decimal places, of 5.464%.

THE BORROWER:

o    The Desert Passage Borrower is Boulevard Invest LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Desert Passage Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by Desert Passage Mezz LLC, a Delaware limited liability company, as the Sole Member of the Desert Passage Borrower. The borrower principals are Aby Rosen, Michael Fuchs, David Edelstein and Robert
     Futterman.

o    Aby Rosen and Michael Fuchs hold significant equity interests in RFR
     Holding LLC and RFR Realty LLC. Both companies, located in New York City, are involved in real estate investment, development and management. The
     Rosen and Fuchs families, from Frankfurt, Germany, have been involved in real estate investment and development throughout Europe for the past 50 years. The RFR Holding LLC companies started in the United States in 1991 and, through various affiliates, presently own approximately 5.0 million square feet of office and retail space, plus approximately 2,500 apartment units.

o    Mr. Edelstein is the head of Tristar Capital, a Manhattan based real estate firm that invests in both commercial and residential properties. Mr.
     Edelstein has operated in the New York metropolitan region for over 20 years. Mr. Futterman is the founder and CEO of Robert K. Futterman &
     Associates, a Manhattan based real estate firm specializing in retail leasing, investment sales and advisory services for retailers and owners and developers.

THE PROPERTY:

o    The Desert Passage Mortgaged Property consists of a fee simple interest in an anchored retail and entertainment center constructed in 2000. The improvements consist of an enclosed one- and part two-story building containing 493,984 net rentable square feet situated on 18.49 acres.

o    The Desert Passage Mortgaged Property is currently occupied by 174 tenants ranging in size from kiosk to 30,883 square feet, of which 112 are retail tenants, 16 are restaurant/entertainment tenants and 40 are kiosks or wall stores. Retail tenants over 10,000 square feet include The Gap, Urban
     Outfitters, Prana and Z Gallerie. Restaurant/entertainment tenants over
     10,000 square feet include V Theater, Planet Hollywood, Steve Wyrick
     Theater, Krave, Cheeseburger Las Vegas, Trader Vic's, Commander's Palace
     and Todai Japanese Seafood Buffet. Additional improvements include an attached 11-level parking structure.

o    The Desert Passage Mortgaged Property is located in Las Vegas, Nevada on
     Las Vegas Boulevard ("The Strip") and is built around the Aladdin Resort and Casino and a 7,000 seat performing arts center. In September 2004, a joint venture between Planet Hollywood and Starwood purchased the Aladdin
     Resort and Casino. The Aladdin Resort and Casino, after significant renovations, is expected to be renamed "Planet Hollywood Resort & Casino"
     in late 2006. Adjacent properties include the following casinos: Paris
     Resort and Bally's to the north, Caesar's Palace to the northwest, Bellagio to the west, Monte Carlo and New York, New York to the southeast, and MGM
     Grand Hotel to the south.

o    The Desert Passage Borrower is generally required at its sole cost and expense to keep the Desert Passage Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Related Urban Management Company, LLC manages the Desert Passage Mortgaged
     Property. Related Urban Management Company, LLC, founded in 1972 and headquartered in New York City, currently manages approximately 1.0 million square feet of commercial real estate and 21,000 apartment units located in nine states.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       36

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                 DESERT PASSAGE
--------------------------------------------------------------------------------

RESERVES:

o    The Desert Passage Borrower made the following reserve account deposits at loan closing: $396,837 for Real Estate Tax Reserve, $15,000,000 for
     Renovations, $8,333,824 for Tenant Improvements/Leasing Commissions and
     $40,000,000 for Upfront Performance. In addition to the reserve deposited by the Desert Passage Borrower at closing, Desert Passage Borrower is required to make monthly Real Estate Tax and Replacement Reserve deposits in the amount of $198,418 and $11,115, respectively.

     Funds in the Renovations reserve account represent the anticipated costs of all renovations in connection with renovating the property's entrances and facade and repositioning the Desert Passage Mortgaged Property in the Las
     Vegas market. This work has commenced and is expected to be completed by
     October 2006. In addition, the Desert Passage Borrower is required to deposit into the Tenant Improvements/Leasing Commissions reserve account any termination fee payable to the Desert Passage Borrower in connection with any tenant's election to exercise any early termination option contained in its respective lease. Funds in the Tenant Improvements/Leasing
     Commissions reserve account may be drawn from time to time to reimburse
     Borrower for the actual costs in connection with leases entered into in accordance with the loan documents.

     The $40 million Upfront Performance reserve may be released subject to the following criteria: (1) upon the Desert Passage Borrower's written request, which may be made (x) on up to four occasions during the first 12 months of the loan term (provided not more frequently than every 60 days) and (y) not more than once every 90 days thereafter through and including the 24th month of the loan term. After the 24th month, any monies remaining on reserve shall not be subject to further disbursement and (2) Borrower's written request must be subject to the underwritten net cash flow, as calculated by the mortgagee with consideration only to signed leases with tenants in occupancy and paying unabated rent, meeting the cash flow levels as shown in the chart below (based on a trailing two-month basis):

UNDERWRITTEN NET CASH FLOW   RELEASE AMOUNT
-------------------------------------------
        $30,100,000            $10,000,000
        $31,400,000            $10,000,000
        $32,700,000            $10,000,000
        $35,050,000            $10,000,000

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    $40,000,000 mezzanine piece held outside the trust.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Following the scheduled payment date in October 2007, the Desert Passage
     Borrower is permitted to incur mezzanine financing ("Permitted Junior
     Mezzanine Loan") on a one-time basis only upon the satisfaction of the following terms and conditions including, without limitation, (a) no event of default has occurred and is continuing; (b) the amount of such Permitted
     Junior Mezzanine Loan will not exceed an amount which, when added to the outstanding principal balance of the Desert Passage Mortgage Loan and the
     Borrower mezzanine loan, results in a maximum loan-to-value ratio (based on a then current appraisal reasonably acceptable to the mortgagee) greater than 75% and a minimum debt service coverage ratio of 1.25x based on underwritten net income; (c) the loan term of the Permitted Junior
     Mezzanine financing shall be co-terminus with or no longer than the term of the Desert Passage Mortgage Loan; (d) the mezzanine lender will have executed a subordination and intercreditor agreement reasonably satisfactory to the mortgagee, (e) the Permitted Junior Mezzanine Loan will be secured by an equity pledge encumbering direct and indirect ownership interests in the Desert Passage Borrower (and will not be secured by any other collateral); (f) the Permitted Junior Mezzanine Lender will at all times comply with standard rating agency criteria for a qualified mezzanine lender; (g) the mortgagee will receive written confirmation from the rating agencies that the making of Permitted Junior Mezzanine Loan will not result in a downgrade, withdrawal or qualification of the then current ratings of any securities secured by the Desert Passage Whole Loan or a portion thereof; (h) the underwritten net cash flow will not be less than
     $42,000,000; and (i) the Desert Passage Borrower will have previously qualified for the release of all funds held in the Upfront Performance
     Reserve Account.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       37

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                 DESERT PASSAGE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       38

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                       BON-TON DEPARTMENT STORES PORTFOLIO
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       39

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                       BON-TON DEPARTMENT STORES PORTFOLIO
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

BON-TON DEPARTMENT STORES PORTFOLIO

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                     Bank of America

ORIGINAL NOTE PRINCIPAL
   BALANCE:                      $130,000,000

FIRST PAYMENT DATE:              May 1, 2006

TERM/AMORTIZATION:               120/300 months

MATURITY DATE:                   April 1, 2016

EXPECTED NOTE MATURITY
   BALANCE:                      $101,720,106

BORROWING ENTITY:                Bonstores Realty Two, LLC

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Lockout: 24 payments
                                 GRTR 1% PPMT or Yield
                                 Maintenance: 95 payments
                                 Open: 1 payment

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:            $129,658,386

CUT-OFF DATE LTV:                79.2%

MATURITY DATE LTV:               62.1%

UNDERWRITTEN DSCR(1):            1.23x

MORTGAGE RATE(2):                6.213%
--------------------------------------------------------------------------------

(1)  DSCR figures based on net cash flow unless otherwise noted.

(2)  The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                   Retail

PROPERTY SUB TYPE:               Anchored

LOCATION:                        Various

YEAR BUILT/RENOVATED:            Various/Various

NET RENTABLE SQUARE FEE:         1,664,479

CUT-OFF BALANCE PSF:             $78

OCCUPANCY AS OF 06/01/2006:      100.0%

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Borrower/Owner Managed

U/W NET CASH FLOW:               $ 12,588,420

APPRAISED VALUE:                 $163,740,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       40

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                       BON-TON DEPARTMENT STORES PORTFOLIO
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION
                                                                    UNDERWRITTEN
                                                                    ------------
Effective Gross Income ..........................................   $12,967,770
Total Expenses ..................................................   $   129,678
Net Operating Income (NOI) ......................................   $12,838,092
Cash Flow (CF) ..................................................   $12,588,420
DSCR on NOI .....................................................         1.25x
DSCR on CF ......................................................         1.23x

                              TENANT INFORMATION(1)

                                                                                     % OF
                                                       TOTAL      % OF     RENT   POTENTIAL    YEAR BUILT/      LEASE
TENANTS                               LOCATION       TENANT SF  TOTAL SF    PSF      RENT    YEAR RENOVATED  EXPIRATION
------------------------------  -------------------  ---------  --------  ------  ---------  --------------  ----------

Herberger's ..................  Saint Cloud, MN        168,755    10.1%   $ 6.50      8.3%      1985/2003    03/05/2021
Younkers .....................  Des Moines, IA         165,000     9.9    $ 6.25      7.8       1994/NAP     03/05/2021
Younkers .....................  West Des Moines, IA    165,000     9.9    $ 4.25      5.3       2004/NAP     03/05/2021
Carson Pirie Scott ...........  Wilmette, IL           155,000     9.3    $10.75     12.6       1959/1994    03/05/2021
Younkers .....................  Grandville, MI         150,081     9.0    $ 8.50      9.6       2001/NAP     03/05/2021
Herberger's ..................  Roseville, MN          149,908     9.0    $ 10.0     11.3       1978/2002    03/05/2021
Younkers .....................  Duluth, MN             140,999     8.5    $ 7.00      7.5       1973/NAP     03/05/2021
Carson Pirie Scott ...........  West Dundee, IL        128,000     7.7    $ 7.75      7.5       1981/1994    03/05/2021
Bergner's ....................  Springfield, IL        125,000     7.5    $ 7.00      6.6       1976/NAP     03/05/2021
Carson Pirie Scott ...........  Vernon Hills, IL       112,121     6.7    $12.00     10.2       1989/NAP     03/05/2021
Boston Store .................  Racine, WI             106,157     6.4    $10.25      8.2       1981/1997    03/05/2021
Younkers .....................  Coralville, IA          98,458     5.9    $ 6.85      5.1       1998/NAP     03/05/2021
                                                     ---------   -----              -----
TOTAL ........................                       1,664,479   100.0%             100.0%

(1)  Information obtained from underwritten rent roll unless otherwise stated.
     Calculations with respect to Rent PSF, Potential Rent, and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                                               2005       SALES/   RENT AS %     2004
TENANTS                    LOCATION        SALES(1)(2)    SF(2)     OF SALES   SALES(2)
---------------------------------------------------------------------------------------

Herberger's          Saint Cloud, MN         $ 13,077    $131.66      8.4%     $ 13,076
Younkers             Des Moines, IA          $ 18,999    $115.15      5.4%     $ 20,791
Younkers             West Des Moines, IA     $ 19,748    $119.68      3.6%     $ 12,776
Carson Pirie Scott   Wilmette, IL            $ 28,344    $182.86      5.9%     $ 26,326
Younkers             Grandville, MI          $ 25,047    $166.89      5.1%     $ 23,264
Herberger's          Roseville, MN           $ 31,737    $211.71      4.7%     $ 30,332
Younkers             Duluth, MN              $ 20,469    $145.17      4.8%     $ 19,480
Carson Pirie Scott   West Dundee, IL         $ 19,135    $149.49      5.2%     $ 19,930
Bergner's            Springfield, IL         $ 15,801    $126.41      5.5%     $ 15,826
Carson Pirie Scott   Vernon Hills, IL        $ 21,543    $192.14      6.2%     $ 21,319
Boston               Racine, WI              $ 18,514    $174.40      5.9%     $ 17,909
Younkers             Coralville, IA          $ 13,855    $140.72      4.9%     $ 13,252
---------------------------------------------------------------------------------------
TOTAL                                        $246,269         --       --      $234,281
---------------------------------------------------------------------------------------
AVERAGE                                      $ 20,522    $154.40      5.4%     $ 19,523

                       2003          2005       4-WALL CF/       2004           2003
TENANTS              SALES(2)    4-WALL CF(2)     RENT(2)    4-WALL CF(2)   4-WALL CF(2)
----------------------------------------------------------------------------------------

Herberger's          $ 12,547      $ 3,093         2.82         $ 3,171        $ 2,975
Younkers             $ 22,694      $ 2,394         2.32         $ 2,289        $ 2,762
Younkers                 --(3)     $ 1,207         1.72         $   835           --(3)
Carson Pirie Scott   $ 25,577      $ 4,426         2.66         $ 3,906        $ 4,133
Younkers             $ 22,347      $ 4,095         3.21         $ 3,643        $ 3,381
Herberger's          $ 26,964      $ 4,704         3.14         $ 4,676        $ 3,829
Younkers             $ 18,521      $ 3,787         3.84         $ 3,524        $ 3,255
Carson Pirie Scott   $ 20,429      $ 3,235         3.26         $ 3,697        $ 4,098
Bergner's            $ 15,615      $ 2,544         2.91         $ 2,502        $ 2,590
Carson Pirie Scott   $ 20,237      $ 4,147         3.08         $ 4,268        $ 4,034
Boston               $ 17,866      $ 3,475         3.19         $ 2,911        $ 2,723
Younkers             $ 13,048      $ 2,670         3.96         $ 2,424        $ 2,436
--------------------------------------------------------------------------------------
TOTAL                $215,845      $39,777           --         $37,846        $36,216
--------------------------------------------------------------------------------------
AVERAGE              $ 19,622      $ 3,315         3.01         $ 3,441        $ 3,292

(1)  12 months of sales includes projected sales for January 2006.

(2)  In thousands.

(3)  Store opened in 2004.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       41

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                       BON-TON DEPARTMENT STORES PORTFOLIO
--------------------------------------------------------------------------------

                               SUMMARY OF TENANTS

The Bon-Ton Department Stores Portfolio Mortgaged Property consists of 12 retail properties that are operated under the following brands: (1) Herberger's; (2)
Younkers; (3) Carson Pirie Scott; (4) Boston Store and (5) Bergner's.

o    HERBERGER'S (not rated) operates 40 department stores and has been in business for over 100 years with locations in Colorado, Iowa, Minnesota,
     Montana, Nebraska, North Dakota, South Dakota, Wisconsin and Wyoming. They
     feature apparel and accessories for men, women, teens, children and special sizes, in addition to home furnishings.

o    YOUNKERS (not rated) operates 47 department stores and has been in business for nearly 150 years with locations in Illinois, Iowa, Michigan, Minnesota,
     Nebraska, South Dakota and Wisconsin. Younkers carry a large retail product type assortment of apparel and accessories for men, women, teens, and children, and their selection features both famous designers and exclusive collections. Additionally, their furniture departments offer furniture for every home setting and budget.

o    CARSON PIRIE SCOTT (not rated) operates 31 department stores and has been in business for over 150 years with locations in Illinois and Indiana.
     Founded in 1854, Carson Pirie Scott was bought in 1989 by P.A. Bergner &
     Co., operator of the Bergner's and Boston Store chains. Carson Pirie Scott was later acquired in 1998 by Proffitt's, which was later renamed Saks Inc.

o    BOSTON STORE (not rated) operates 10 department stores and has been in business for over 100 years with locations throughout Wisconsin. Their merchandise consists of a large assortment of apparel and accessories for men, women, teens, children and special sizes, plus a full line of home furnishings.

o    BERGNER'S (not rated) operates 14 department stores and has been in business for over 100 years with locations throughout Illinois. Its merchandise consists of a large assortment of apparel and accessories for men, women, teens, children and special sizes, plus a full line of home furnishings.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       42

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                       BON-TON DEPARTMENT STORES PORTFOLIO
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Bon-Ton Department Stores Portfolio Mortgage Loan is a $130 million ten-year fixed rate loan secured by a first mortgage on a portfolio of 12 department stores containing a total of 1,664,479 square feet located in five midwestern states. The Bon-Ton Department Stores Portfolio Mortgage
     Loan amortizes over 300 months, matures on April 1, 2016 and accrues interest at an annual rate, rounded to three decimal places, of 6.213%.

THE BORROWER:

o    The Bon-Ton Department Stores Portfolio Borrower is Bonstores Realty Two,
     LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Bon-Ton
     Department Stores Portfolio Borrower's legal counsel has delivered a non-consolidation opinion. The borrower principal is Bonstores Holdings
     Two, LLC.

o    Bon-Ton Stores, founded in 1898, currently operates 137 department stores located in 16 northeastern and midwestern states under the Bon-Ton and
     Elder-Beerman brand names. Bon-Ton Stores acquired the Northern Department
     Store Group ("NDSG") of Saks Incorporated in March 2006 for approximately
     $1.05 billion. NDSG Saks currently operates 142 department stores located in the Midwest and Great Plains regions under the Carson Pirie Scott,
     Younkers, Herberger's, Boston Store and Bergner's brand names. The combined
     Bon-Ton/NDSG Saks entity operates a total of 279 stores located in 23 states.

o    Bon-Ton Stores sells an assortment of branded and private label apparel and accessories for women, men and children; intimate apparel, footwear, cosmetics and home furnishings. Branded apparel names include Calvin Klein,
     Estee Lauder, Liz Claiborne and Nautica. Bon-Ton Stores employs approximately 33,500 people. Bon-Ton Stores is rated "B-" by Fitch and "B+"
     by S&P. As of the fiscal year ended January 28, 2006, Bon-Ton Stores reported revenue of approximately $1.3 billion, net income of $26.0 million and stockholder equity of $292.1 million.

THE PROPERTY:

o    The Bon-Ton Department Stores Portfolio Mortgaged Property consists of a fee simple interest in a portfolio of 12 department stores containing a total of 1,664,479 square feet located in five Midwestern states. The
     Bon-Ton Stores owned properties were built between 1959 and 2004, range in size from 98,458 to 168,755 square feet and are situated on 1.23 to 13.74 acres. Five of the properties were most recently renovated between 1994 and
     2003.

o    The Bon-Ton Department Stores Portfolio Borrower has executed new 15-year triple net leases at market rents as determined by recent appraisals on each property. The rental rates per square foot for the 12 department stores range from $4.25 to $12.00. The leases are guaranteed by The Bon-Ton
     Stores, Inc.

o    The Bon-Ton Department Stores Portfolio Borrower is generally required at its sole cost and expense to keep the Bon-Ton Department Stores Portfolio
     Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    The Bon-Ton Department Stores Portfolio is self-managed by the Bon-Ton
     Department Stores Portfolio Borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       43

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                       BON-TON DEPARTMENT STORES PORTFOLIO
--------------------------------------------------------------------------------

COLLATERAL RELEASE:

o    After the related lockout period and provided that no event of default exists, the Bon-Ton Department Stores Portfolio Borrower may obtain the release of an Individual Property (as defined in the related loan agreement) from the lien of the mortgage and the release of the Bon-Ton
     Department Stores Portfolio Borrower's obligations under the related loan documents with respect to such property, upon the satisfaction of certain conditions, including without limitation: (a) payment of the Release
     Amount, which will be deemed a voluntary prepayment of a portion of the
     Bon-Ton Department Stores Portfolio Mortgage Loan, and will include any applicable prepayment premium; (b) after giving effect to such Individual
     Property release, the debt service coverage ratio for the properties then remaining will be equal to or exceed the greater of (i) the debt service coverage ratio as of the closing date or (ii) the debt service coverage ratio immediately prior to the release; and (c) the applicable Allocated
     Loan Amount of such Individual Property when added to the Allocated Loan
     Amounts of all properties released prior to or simultaneously with such
     Individual Property may not exceed 15% of the original principal amount of the Bon-Ton Department Stores Portfolio loan in any given twelve consecutive month period and the aggregate amount of the released
     Individual Properties may not exceed 40% of the original principal amount of such loan over the life of the loan.

     "Release Amount" means the product of the "Allocated Loan Amount" (set forth in Schedule III of the loan agreement) and (a) 110% if the applicable
     Allocated Loan Amount of such Individual Property when added to the
     Allocated Loan Amounts of all properties released prior to or simultaneously with such Individual Property is equal to 25% or less of the original principal amount of the Bon-Ton Department Stores Portfolio Loan as of the closing date and (b) 115% if the applicable Allocated Loan Amount when added to the Allocated Loan Amounts of all properties released prior to or simultaneously with such Individual Property is greater than 25% and less than or equal to 50% inclusive of the original principal amount of the
     Bon-Ton Department Stores Portfolio Loan as of the closing date. If the applicable Allocated Loan Amount when added to the Allocated Loan Amounts of all properties released prior to or simultaneously with such Individual
     Property is greater than 50% inclusively of the original principal amount of the Bon-Ton Department Stores Portfolio Loan as of the closing date, no property release is permitted.

COLLATERAL SUBSTITUTION:

o    The Bon-Ton Department Stores Portfolio Borrower may obtain a release of the lien of the mortgage encumbering an Individual Property ("Substituted
     Property") by substituting its interest in one or more properties of like kind and quality acquired by the Bon-Ton Department Stores Portfolio
     Borrower (individually, a "Substitute Property" and collectively, the
     "Substitute Properties"), provided that no such substitution may occur after the date that is three months prior to the maturity date of the
     Bon-Ton Department Stores Portfolio Mortgage Loan. In addition, any such substitution is subject to, without limitation, the following conditions precedent: (a) the Substitute Property must be a property as to which the
     Bon-Ton Department Stores Portfolio Borrower will hold indefeasible fee or ground leasehold title free and clear of any lien or other encumbrance except for permitted encumbrances, leases and easements, restrictive covenants and other title exceptions which do not have a material adverse effect (as would be determined by a prudent mortgage lender) on the utility or value of such property for its current use; (b) receipt by the mortgagee of and the applicable rating agencies of an MAI appraisal of the Substitute
     Property dated no more than 90 days prior to the substitution by a nationally recognized and independent appraiser, indicating an appraised value of the Substitute Property that is at least equal to or greater than the appraised value of the Substituted Property determined by the mortgagee as of the closing date of the Bon-Ton Department Stores Portfolio Mortgage
     Loan; (c) (except with respect to a substitution where the Substituted
     Property and Substitute Property are both retail operations at the same shopping center at Vernon Hills, Illinois) receipt by the mortgagee of historical calculations of EBITDA and proforma calculations of EBITDA, each certified by an officer of the Bon-Ton Department Stores Portfolio
     Borrower, reflecting that the proforma annualized EBITDA for the Substitute
     Property is equal to or greater than the higher of (i) EBITDA for the trailing 12 month period for the Substituted Property as of the closing date and (ii) EBITDA for the trailing 12 month period for the Substituted
     Property immediately prior to the substitution thereof; and (d) (except with respect to a substitution where the Substituted Property and
     Substitute Property are both retail operations at the same shopping center at Vernon Hills, Illinois) the applicable Allocated Loan Amount of such
     Individual Property when added to the Allocated Loan Amounts of all properties released prior to or simultaneously with such Individual
     Property is less than 15% of the original principal amount of the Bon-Ton
     Department Stores Portfolio Mortgage Loan in any given twelve consecutive month period and the aggregate amount of the Substituted Properties is less than 25% of the original principal amount of such loan over the life of the
     Bon-Ton Department Stores Portfolio Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       44

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                       BON-TON DEPARTMENT STORES PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       45

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                              150 EAST 52ND STREET
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       46

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                              150 EAST 52ND STREET
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

150 EAST 52ND STREET
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                     Bank of America

ORIGINAL NOTE PRINCIPAL
   BALANCE:                      $100,000,000

FIRST PAYMENT DATE:              May 1, 2006

TERM/AMORTIZATION:               120/0 months

INTEREST ONLY PERIOD:            120 months

MATURITY DATE:                   April 1, 2016

EXPECTED NOTE MATURITY
   BALANCE:                      $100,000,000

BORROWING ENTITY:                Plaza 52, LLC

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Lockout/Defeasance: 113 payments
                                 Open: 7 payments

FUTURE MEZZANINE DEBT:           Yes

UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:        Yes

OTHER RESERVE:                   $668,998(1)

ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE:        Yes

   REPLACEMENT RESERVE:          $3,978

   TENANT IMPROVEMENT RESERVE:   $25,000

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

(1)  The 150 East 52nd Street Borrower has established the "Free Rent Account"
     in the amount of $668,998 of which $541,620 represents free rent under the
     "Dominick & Dominick Lease" and $127,378 represents free rent under the
     "Multi Packaging Lease".

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:            $100,000,000

CUT-OFF DATE LTV:                78.7%

MATURITY DATE LTV:               78.7%

UNDERWRITTEN DSCR(1):            1.28x

MORTGAGE RATE(2):                5.819%
--------------------------------------------------------------------------------

(1)  DSCR figures based on net cash flow unless otherwise noted.

(2)  The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                   Office

PROPERTY SUB TYPE:               CBD

LOCATION:                        New York, NY

YEAR BUILT/RENOVATED:            1984/NAP

NET RENTABLE SQUARE FEET:        298,337

CUT-OFF BALANCE PSF:             $335

OCCUPANCY AS OF 03/01/2006:      96.0%

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Princeton International Properties Corp.

U/W NET CASH FLOW:               $7,542,130

APPRAISED VALUE:                 $127,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       47

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                              150 EAST 52ND STREET
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                         FULL YEAR      FULL YEAR
                                       (12/31/2004)   (12/31/2005)   UNDERWRITTEN
                                       ------------   ------------   ------------

Effective Gross Income .............    $12,127,276    $11,982,727    $14,277,870
Total Expenses .....................    $ 6,747,671    $ 6,995,972    $ 6,161,451
Net Operating Income (NOI) .........    $ 5,379,605    $ 4,986,755    $ 8,116,419
Cash Flow (CF) .....................    $ 5,379,605    $ 4,986,755    $ 7,542,130
DSCR on NOI ........................           0.91x          0.85x          1.38x
DSCR on CF .........................           0.91x          0.85x          1.28x

                             TENANT INFORMATION(1)

                                                   RATINGS      TOTAL       % OF      RENT     POTENTIAL   % POTENTIAL      LEASE
TOP TENANTS                                       FITCH/S&P   TENANT SF   TOTAL SF     PSF       RENT          RENT      EXPIRATION
-----------------------------------------------   ---------   ---------   --------   ------   ----------   -----------   ----------

Dominick & Dominick ...........................   Not Rated     22,009       7.4%    $42.96   $  945,574       7.2%      04/29/2014
Fujisankei Communications .....................   Not Rated     20,384       6.8     $43.00      876,512       6.7       09/30/2013
First New York Securities .....................   Not Rated     18,480       6.2     $44.19      816,625       6.2       09/30/2007
Fidelity Investments Institutional Services ...     NR/AA       15,950       5.3     $32.56      519,258       4.0       12/31/2006
                                                                ------      ----              ----------      ----
TOTAL .........................................                 76,823      25.8%             $3,157,969      24.0%
                                                                ------      ----              ----------      ----

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                       # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
 YEAR OF EXPIRATION      EXPIRING       SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
--------------------   -----------   --------   --------   ----------   -------------   ----------

2006 ..............          6         33,151     11.1%       33,151         11.1%      $1,239,869
2007 ..............         11         66,205     22.2        99,356         33.3%      $2,879,052
2008 ..............         10         41,135     13.8       140,491         47.1%      $1,818,621
2009 ..............          2         12,720      4.3       153,211         51.4%      $  523,035
2010 ..............          6         29,398      9.9       182,609         61.2%      $1,518,856
2011 ..............          3         11,998      4.0       194,607         65.2%      $  510,850
2012 ..............          3          7,837      2.6       202,444         67.9%      $  398,293
2013 ..............          1         20,384      6.8       222,828         74.7%      $  876,512
2014 ..............          5         37,283     12.5       260,111         87.2%      $1,635,906
2015 ..............          1          7,975      2.7       268,086         89.9%      $  382,800
2016 ..............          3          8,740      2.9       276,826         92.8%      $  432,491
2019 ..............          1          2,275      0.8       279,101         93.6%      $  190,000
MTM ...............          2          2,885      1.0       281,986         94.5%      $  124,055
Office/Storage ....          2          3,728      1.2       285,714         95.8%      $   61,695
Vacant ............         --         12,623      4.2       298,337        100.0%      $  547,988
                           ---        -------    -----
TOTAL .............         56        298,337    100.0%
                           ---        -------    -----

(1)   Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       48

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                              150 EAST 52ND STREET
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 25.8% of the total net rentable square feet, are:

o    DOMINICK & DOMINICK (not rated) occupies 22,009 square feet (7.4% of square feet, 7.2% of rental income) under a ten-year lease expiring on April 29,
     2014. The current blended rental rate per square foot of $42.96 increases to $47.29 on May 1, 2010. Dominick & Dominick, founded in 1870, is a historic name on Wall Street and one of the early firms to join the New
     York Stock Exchange. The company offers wealth management services, alternative investment opportunities, fixed income investing, investment banking, corporate finance, and equity and debt capital markets research.
     Dominick & Dominick has offices in New York City, Miami and Switzerland.
     The 150 East 52nd Street Mortgaged Property is Dominick & Dominick's global headquarters.

o    FUJISANKEI COMMUNICATIONS ("FCI TV") (not rated) occupies 20,384 square feet (6.8% of square feet, 6.7% of rental income) under a ten-year lease expiring on September 30, 2013. The current rental rate per square foot of
     $43.00 increases to $47.00 on October 1, 2008. FCI TV is a popular Japanese language network in the United States that reaches more than 400,000 viewers at least once a week. FCI TV is available on UHF TV stations in seven major markets in the United States and via cable and/or satellite elsewhere. FCI has offices in New York City, Washington, D.C., Los Angeles,
     Honolulu, London, Paris and Cairo.

o    FIRST NEW YORK SECURITIES ("FNYS") (not rated) occupies 18,480 square feet
     (6.2% of square feet, 6.2% of rental income) under a seven-year lease expiring on September 30, 2007. The rental rate per square foot of $44.19 remains constant during the lease term. FNYS, founded in 1985 as a NASD member with one trading desk, currently has 12 domestic equity trading desks and 150 traders located in offices in New York City, Wayne, New
     Jersey and London.

o    FIDELITY INVESTMENTS INSTITUTIONAL SERVICES ("Fidelity") (not rated by
     Fitch and "AA" by S&P) occupies 15,950 square feet (5.3% of square feet,
     4.0% of rental income) under a 12-year lease expiring on December 31, 2006.
     The blended rental rate per square foot of $32.56 remains constant during the lease term. Fidelity is one of the largest mutual fund company in the
     United States and one of the world's largest providers of financial services for approximately 21 million individuals. Fidelity offers 300 mutual funds, as well as discount brokerage services, retirement services, estate planning, wealth management, securities execution and clearance, and life insurance. Customer assets totaled $2.5 trillion as of January 31,
     2006. Fidelity is headquartered in Boston and employs approximately 36,500 people located in eight regional operation centers across the United States and Canada.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       49

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                              150 EAST 52ND STREET
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The 150 East 52nd Street Mortgage Loan is a $100.0 million, ten-year fixed rate loan secured by a first mortgage on an office building located in New
     York City. The 150 East 52nd Street Mortgage Loan is interest only for the entire loan term of 120 months, matures on April 1, 2016 and accrues interest at an annual rate, rounded to three decimal places, of 5.819%.

THE BORROWER:

o    The 150 East 52nd Street Borrower is Plaza 52, LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least one independent director for which the 150 East 52nd Street
     Borrower's counsel has delivered a non-consolidation opinion. Equity ownership is held 50% each by Sunshine Holdings 52nd, LLC, a Delaware limited liability company, and Giulio Ventures Inc., a New York corporation. Sunshine Holdings 52nd, LLC is owned by various members and trusts of the Tawfik family. Giulio Ventures Inc. is owned by Guglielmo
     Tabacchi. The borrower principal is David Tawfik.

o    Mr. Tawfik joined Helmsley Spear in 1983, responsible for managing, sales and leasing of commercial real estate in midtown Manhattan. Mr. Tawfik joined Princeton International Properties Corp. in 1985, responsible for the acquisition, management and sale of various large commercial and residential properties, primarily in the New York metropolitan area. Mr.
     Tabacchi functions solely as an equity partner. Mr. Tabacchi and his family own Safilo Group, one of the world's largest companies in the production and sale of glass and eyewear.

THE PROPERTY:

o    The 150 East 52nd Street Mortgaged Property consists of a fee simple interest in a Class "A" office building built in 1984. The 35-story improvements contain 298,337 net rentable square feet and are situated on
     0.35 acres. There is 6,329 square feet of retail space located on the first floor. The 150 East 52nd Street Mortgaged Property is currently occupied by more than 50 office tenants ranging in size from 976 to 22,009 square feet and three retail tenants ranging in size from 1,416 to 2,638 square feet.

o    The subject is located at 150 East 52nd Street, which is on the south side of East 52nd Street, approximately 150 feet east of Lexington Avenue in the
     Midtown office district of Manhattan. Midtown comprises the area between
     34th Street and 57th Street and is the economic heart of metropolitan New
     York, containing major corporate headquarters, retail businesses, financial services industries and world class hotels. The subject's neighborhood includes many popular attractions, including Radio City Music Hall, the
     Rockefeller Center Plaza and Promenade and St. Patrick's Cathedral.

o    The 150 East 52nd Street Mortgaged Property has access to all forms of mass transportation, including Grand Central Terminal at Park Avenue and 42nd
     Street, the cross-town bus service along 57th Street as well as excellent access to subway service across the street at Lexington and 52nd.

o    The 150 East 52nd Street Borrower is generally required at its sole cost and expense to keep the 150 East 52nd Street Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Princeton International Properties Corp. manages the 150 East 52nd Street
     Mortgaged Property. Princeton International Properties Corp., a 150 East
     52nd Street Borrower related entity founded in 1982 and headquartered in
     New York City, currently manages six office buildings and condominiums containing a total of approximately 800,000 square feet.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       50

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                              150 EAST 52ND STREET
--------------------------------------------------------------------------------

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The 150 East 52nd Street Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions including, without limitation: (a) no event of default has occurred and is continuing;
     (b) a permitted mezzanine lender originates such mezzanine financing; (c)
     the mezzanine lender will have executed an intercreditor agreement in form and substance reasonably satisfactory to the mortgagee; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the 150 East 52nd Street Mortgage Loan, results in a maximum loan-to-value ratio greater than 85% and a minimum debt service coverage ratio less than 1.10x; and (e) the mortgagee will receive confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the
     150 East 52nd Street Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       51

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                              150 EAST 52ND STREET
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       52

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                           55 & 215 WEST 125TH STREET
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       53

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                           55 & 215 WEST 125TH STREET
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

55 & 215 WEST 125TH STREET

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                     Bear Stearns

ORIGINAL PRINCIPAL BALANCE:      $98,250,000

FIRST PAYMENT DATE:              March 1, 2006

TERM/AMORTIZATION:               120/360 months

INTEREST ONLY PERIOD:            24 months

MATURITY DATE:                   February 1, 2016

EXPECTED MATURITY BALANCE:       $87,107,047

BORROWING ENTITY:                215 Fee LLC & 55 Fee LLC

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Lockout: 28 payments
                                 Defeasance or GRTR1%
                                 PPMT or YM: 88 payments
                                 Open: 4 payments

ADDITIONAL FINANCING:            $4,750,000 in existing mezzanine indebtedness

UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:        Yes

   REPLACEMENT RESERVE:          $7,711

   TI/LC RESERVE:                $26,217

   GROUND LEASE RESERVE:         $27,500

ONNGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE:        Yes

   REPLACEMENT RESERVE:          $7,711

   TI/LC RESERVE:                $26,217

   GROUND LEASE RESERVE:         $27,500

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:            $98,250,000

CUT-OFF DATE LTV:                74.9%

MATURITY DATE LTV:               66.4%

UNDERWRITTEN DSCR(1):            1.18x

INTEREST ONLY DSCR(2):           1.40x

MORTGAGE RATE(3):                5.815%
--------------------------------------------------------------------------------

(1)  DSCR figures based on net cash flow unless otherwise noted.

(2)  Underwritten DSCR during partial interest only period.

(3)  The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                   Office

PROPERTY SUB TYPE:               CBD

LOCATION:                        New York, NY

YEAR BUILT/RENOVATED:

    55 WEST 125TH STREET:        1974/2000

   215 WEST 125TH STREET:        1971/2001

NET RENTABLE SQUARE FEET:        370,140

CUT-OFF BALANCE PSF:             265

OCCUPANCY AS OF 02/13/2006:

    55 WEST 125TH STREET:        100.0%

   215 WEST 125TH STREET:        99.1%

OWNERSHIP INTEREST:

    55 WEST 125TH STREET:        Fee

   215 WEST 125TH STREET:        Leasehold

PROPERTY MANAGEMENT:             CRG Management, LLC

U/W NET CASH FLOW:               $8,113,348

APPRAISED VALUE:                 $131,100,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       54

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                           55 & 215 WEST 125TH STREET
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                  FULL YEAR       FULL YEAR       FULL YEAR
                                (12/31/2003)     (12/31/2004)    (12/31/2005)    UNDERWRITTEN
                                -------------   -------------   -------------   -------------

Effective Gross Income ......   $12,888,022     $15,876,309     $15,202,188     $15,502,847
Total Expenses ..............   $ 6,350,274     $ 6,856,848     $ 7,188,522     $ 6,948,292
Net Operating Income (NOI) ..   $ 6,537,748     $ 9,019,461     $ 8,013,666     $ 8,554,555
Cash Flow (CF) ..............   $ 6,537,748     $ 9,019,461     $ 8,013,666     $ 8,113,348
DSCR on NOI .................          0.95x           1.31x           1.16x           1.24x
DSCR on CF ..................          0.95x           1.31x           1.16x           1.18x

                  TENANT INFORMATION -- 55 WEST 125TH STREET(1)

                                              RATINGS      TOTAL       % OF
TOP TENANTS                                  FITCH/S&P    TENANT SF   TOTAL SF
------------------------------------------  -----------  ----------  ---------

Administration for Children's
   Services(2) ...........................     A+/A+       64,496       31.0%
NYC Housing Authority ....................     A+/A+       29,931       14.4
GSA-Social Security Administration .......    AAA/AAA      26,086       12.5
                                                          -------       ----
TOTAL ....................................                120,513       57.9%
                                                          =======       ====

                                                RENT      POTENTIAL  % POTENTIAL    LEASE
TOP TENANTS                                     PSF          RENT        RENT     EXPIRATION
------------------------------------------  -----------  ----------  -----------  ------------

Administration for Children's
   Services(2) ...........................    $29.82     $1,923,091     27.1%      05/14/2017
NYC Housing Authority ....................    $22.77        681,432      9.6       09/12/2009
GSA-Social Security Administration .......    $38.92      1,015,267     14.3       09/30/2011
                                                         ----------     ----
TOTAL ....................................               $3,619,790     50.9%
                                                         ==========     ====

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  14,306 square feet of the Administration for Children's Services space expires on April 30, 2017.

                 TENANT INFORMATION -- 215 WEST 125TH STREET(1)

                                              RATINGS      TOTAL       % OF
TOP TENANTS                                  FITCH/S&P    TENANT SF   TOTAL SF
------------------------------------------  ----------   ----------  ---------

NYS Department of Labor(2) ...............     AA-/AA      76,432       47.2%
Columbia University ......................     NR/AAA      33,068       20.4
NYC Health and Hospitals Corp. ...........     A+/A+       29,764       18.4
                                                          -------       ----
TOTAL ....................................                139,264       86.0%

                                                RENT      POTENTIAL  % POTENTIAL    LEASE
TOP TENANTS                                     PSF          RENT        RENT     EXPIRATION
------------------------------------------    -------    ----------  -----------  ------------

NYS Department of Labor(2) ...............    $ 34.31    $2,622,118     46.8%      09/30/2011
Columbia University ......................    $ 36.98     1,222,861     21.8       05/31/2018
NYC Health and Hospitals Corp. ...........    $ 31.52       938,161     16.8       06/30/2011
                                                         ----------     ----
TOTAL ....................................               $4,783,140     85.4%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  25,546 square feet of the NYS Department of Labor space expires on August
     30, 2011.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       55

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                           55 & 215 WEST 125TH STREET
--------------------------------------------------------------------------------

               LEASE ROLLOVER SCHEDULE -- 55 WEST 125TH STREET(1)

                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE      BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF      EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -----------

MTM ................          3           1,000          0.5%         1,000            0.5%        $    2,140
2006 ...............          2           4,213          2.0          5,213            2.5%        $  110,876
2007 ...............          3           6,787          3.3         12,000            5.8%        $  208,946
2009 ...............          5          57,634         27.7         69,634           33.4%        $1,445,215
2010 ...............          2          16,823          8.1         86,457           41.5%        $  525,281
2011 ...............          4          42,481         20.4        128,938           61.9%        $1,905,006
2012 ...............          1           3,051          1.5        131,989           63.4%        $  198,315
2013 ...............          2          11,725          5.6        143,714           69.0%        $  564,919
2017 ...............          3          64,496         31.0        208,210          100.0%        $1,923,091
2021 ...............          1               0          0.0        208,210          100.0%        $  225,000
Vacant .............         --               0          0.0        208,210          100.0%        $        0
                            ---         -------        -----
TOTAL ..............         26         208,210        100.0%

(1)  Information obtained from underwritten rent roll.

(2)  For the purposes of this column, each leased tenant space was considered a separate tenant lease even if multiple tenant spaces were covered under the same lease.

               LEASE ROLLOVER SCHEDULE -- 215 WEST 125TH STREET(1)

                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE      BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF      EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -----------

MTM ................          1               0          0.0%             0            0.0%        $    1,200
2006 ...............          1           6,000          3.7          6,000            3.7%        $   12,000
2007 ...............          1           5,127          3.2         11,127            6.9%        $  118,755
2008 ...............          1           2,056          1.3         13,183            8.1%        $  173,547
2009 ...............          1           1,126          0.7         14,309            8.8%        $   38,025
2011 ...............          3         106,196         65.6        120,505           74.4%        $3,560,279
2012 ...............          2           4,849          3.0        125,354           77.4%        $  427,137
2018 ...............          3          35,126         21.7        160,480           99.1%        $1,269,454
Vacant .............         --           1,450          0.9        161,930          100.0%        $  145,000
                            ---         -------        -----
TOTAL ..............         13         161,930        100.0%

(1)  Information obtained from underwritten rent roll.

(2)  For the purposes of this column, each leased tenant space was considered a separate tenant lease even if multiple tenant spaces were covered under the same lease.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       56

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                           55 & 215 WEST 125TH STREET
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

55 WEST 125TH STREET

55 West 125th Street comprises a total of 208,210 square feet and is currently
100.0% leased to over 20 tenants. Approximately 74% of the net rentable area of
55 West 125th Street is leased to investment grade rated tenants or their affiliates. The three largest tenants, representing 57.9% of the total net rentable square feet of 55 West 125th Street are:

o    ADMINISTRATION FOR CHILDREN'S SERVICES ("ACS") (City of New York rated "A+"
     by Fitch and S&P) occupies a total of 64,496 square feet (31.0% of net rentable area) under leases expiring in April 2017 and May 2017. ACS is New
     York City's child welfare agency. ACS services include protecting children by investigating an average of 50,000 reports of abuse or neglect each year, helping families in need through counseling, providing referrals to drug rehabilitation programs and other preventive services and recruiting and training foster parents.

o    NYC HOUSING AUTHORITY ("NYCHA") (City of New York rated "A+" by Fitch and
     S&P) occupies a total of 29,931 square feet (14.4% of net rentable area)
     under a lease expiring on September 12, 2009. NYCHA provides decent and affordable housing in a safe and secure living environment for low and moderate income residents throughout the five boroughs in New York City.
     NYCHA is the largest public housing authority in North America. As of March
     7, 2006, NYCHA's Conventional Public Housing Program had 179,315 apartments in 344 developments throughout New York City. NYCHA has approximately
     13,500 employees serving about 174,927 families and approximately 413,817 authorized residents.

o    GSA-SOCIAL SECURITY ADMINISTRATION ("SSA") (United States Federal
     Government rated "AAA" by Fitch and S&P) occupies a total of 26,086 square feet (12.5% of net rentable area) under a lease expiring on September 30,
     2011. For 70 years, the SSA has served the American people, providing a major source of income for senior citizens. The SSA pays benefits to disabled workers and their dependents as well as the families of deceased workers. The SSA administers the Supplemental Security Income program, a program based on need for people age 65 or older and people with disabilities, regardless of age. The office at 55 West 125 Street is a field office that provides Social Security services to the local community.

215 WEST 125TH STREET

215 West 125th Street comprises a total of 161,930 square feet and is currently
99.1% leased to over 10 tenants. Approximately 93% of the net rentable area of
215 West 125th Street is leased to investment grade rated tenants or their affiliates. The three largest tenants, representing 86.0% of the total net rentable square feet of 215 West 125th Street are:

o    NYS DEPARTMENT OF LABOR ("DOL") (State of New York rated "AA-" by Fitch and
     "AA" by S&P) occupies a total of 76,432 square feet (47.2% of net rentable area) under leases expiring in August 2011 and September 2011. The DOL supports the economic interests of the people and businesses in New York
     State. They connect people to jobs, assist the unemployed, develop workplace skills, and protect the public and the workforce. The offices at
     215 West 125th Street include a Workforce 1 center, which provide jobseekers with a full array of employment services including job placement, career advisement, job search counseling, and skills training.

o    COLUMBIA UNIVERSITY ("Columbia") (not rated by Fitch and rated "AAA" by
     S&P) occupies a total of 33,068 square feet (20.4% of net rentable area)
     under a lease expiring on May 31, 2018. Columbia uses its space for The
     Children's Health Fund, a not-for-profit affiliate of Columbia that provides comprehensive health care to some of the nation's most medically underserved children through the development and support of innovative primary care medical programs and the promotion of guaranteed access to appropriate health care for all children.

o    NYC HEALTH AND HOSPITALS CORP. ("HHC") (City of New York rated "A+" by
     Fitch and S&P) occupies a total of 29,764 square feet (18.4% of net rentable area) under a lease expiring on June 30, 2011. HHC was created in
     1970 as a public benefit corporation, governed by a Board of Directors, to oversee New York City's public health care system in all five boroughs. The corporation consists of 11 acute care hospitals (including Bellevue, the nation's oldest public hospital), six Diagnostic and Treatment Centers, four long-term care facilities, a certified home health care agency, and more than 80 community health clinics, including Communicare Centers and
     Child Health Clinics.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       57

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                           55 & 215 WEST 125TH STREET
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The 55 & 215 West 125th Street Mortgage Loan is a $98.25 million, 120-month fixed rate loan secured by a first mortgage on two office buildings located in New York, New York. The 55 & 215 West 125th Street Mortgage Loan bears interest at an annual interest rate, rounded to three decimal places, of
     5.815%. The loan is interest-only for the first two years of its term and matures on February 1, 2016.

THE BORROWERS:

o    The 55 & 215 West 125th Street Borrowers are 215 Fee LLC & 55 Fee LLC, each a Delaware limited liability company and a single purpose bankruptcy remote entity. The sponsors of the 55 & 215 West 125th Street Mortgage Loan are a
     joint venture between The City Investment Fund (90%) and Cogswell Realty
     Group (10%).

o    The City Investment Fund ("CIF") is an investment vehicle designed to pursue opportunistic real estate investment activities exclusively within the five boroughs of the City of New York. The CIF is co-sponsored by
     Fisher Brothers and the Morgan Stanley Real Estate Fund IV, LP ("Morgan
     Stanley"). The CIF is capitalized with $770 million of capital commitments, including approximately $100 million in capital provided by Fisher Brothers and Morgan Stanley. Cogswell Realty Group ("CRG") is a full service real estate company that was formed in 1996. Currently, CRG has over five million square feet under property and asset management in New York City,
     Long Island and New Jersey and owns and/or manages over 1,000 residential units in the Northeast.

THE PROPERTY:

o    The 55 & 215 West 125th Street Mortgaged Properties consist of two cross-collateralized, cross-defaulted, Class "A" office buildings comprising 370,140 square feet located on 125th Street in New York City.
     125th Street is a major commercial and retail hub for Upper Manhattan. The
     55 & 215 West 125th Street Mortgaged Properties are accessible by mass transit, with major subway hubs at both its eastern and western ends, and service from multiple bus lines. The properties are primarily tenanted by city, state, and federal agencies that provide critical services and support to the residents of Upper Manhattan. Former U.S. President Bill
     Clinton maintains his personal offices as well as the offices of the
     William Jefferson Clinton Foundation in the 55 West 125th Street building.

o    55 West 125th Street is a 14-story, Class "A" office building located on
     125th Street between Fifth Avenue and Lenox Avenue. The property is visible along the length of 125th Street and has 360 degree panoramic views of greater Manhattan. The property also has an underground parking garage with
     70 spaces which are accessible from 126th Street. The property was built in
     1974 and most recently renovated in 2000. The property comprises 208,210 square feet and was 100% leased to over 20 tenants as of February 13, 2006.
     Approximately 74% of the net rentable area of the 55 West 125th Street
     Property is leased to investment grade rated tenants or their affiliates.

o    215 West 125th Street is a 6-story, Class "A" office building located on
     125th Street between Frederick Douglass Boulevard and 7th Avenue. The property has an underground parking garage with 60 spaces which are accessible from 126th Street. The property was built in 1971 and most recently renovated in 2001. The property comprises 161,930 square feet and was 99.1% leased to over 10 tenants as of February 13, 2006. Approximately
     93% of the net rentable area of 215 West 125th Street is leased to investment grade rated tenants or their affiliates. The property is subject to a ground lease that expires in 2030, with two, 30-year renewal options and one, nine-year renewal option.

o    CRG acquired 55 West 125th Street in 1998 and 215 West 125th Street in 2001
     and has spent approximately $20 million in total renovations to both buildings since acquisition.

PROPERTY MANAGEMENT:

o    CRG Management, LLC, an affiliate of the borrower, manages the 55 & 215
     West 125th Street Mortgaged Properties.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The 55 & 215 West 125th Street Borrower has incurred mezzanine debt in the amount of $4.75 million which is held outside the trust. This additional debt is subject to an intercreditor agreement. The term of the 55 & 215
     West 125th Street Mezzanine Loan is coterminous with the 55 & 215 West
     125th Street Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       58

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                           55 & 215 WEST 125TH STREET
--------------------------------------------------------------------------------

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

RELEASE OF PROPERTY:

o    The 55 & 215 West 125th Street Borrower is permitted to obtain a release of any property during the term of the mortgage loan subject to satisfaction of certain conditions set forth in the mortgage loan documents, including, but not limited to: (a) payment of 115% of the allocated loan amount (b)
     the debt service coverage ratio of the remaining properties after the release shall be equal to or greater than 1.05x and (c) the loan-to-value of the remaining properties after the release does not exceed 80%.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       59

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                           55 & 215 WEST 125TH STREET
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       60

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                  FANEUIL HALL
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       61

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                  FANEUIL HALL
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

FANEUIL HALL

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                     Bank of America

ORIGINAL NOTE PRINCIPAL
   BALANCE:                      $98,000,000

FIRST PAYMENT DATE:              May 1, 2006

TERM/AMORTIZATION:               84/360 months

MATURITY DATE:                   April 1, 2013

EXPECTED NOTE MATURITY
   BALANCE:                      $87,951,527

BORROWING ENTITY:                Faneuil Hall Marketplace, LLC

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Lockout/Defeasance: 77 payments
                                 Open: 7 payments

FUTURE MEZZANINE DEBT:           Yes

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:            $97,802,947

CUT-OFF DATE LTV:                56.8%

MATURITY DATE LTV:               51.1%

UNDERWRITTEN DSCR(1):            1.58x

MORTGAGE RATE(2):                5.570%

SHADOW RATING (FITCH/S&P):       BBB-/BBB-
--------------------------------------------------------------------------------

(1)  DSCR figures based on net cash flow unless otherwise noted.

(2)  The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                   Retail

PROPERTY SUB TYPE:               Anchored

LOCATION:                        Boston, MA

YEAR BUILT/RENOVATED:            1826/1976

NET RENTABLE SQUARE FEET:        371,630

CUT-OFF BALANCE PER PSF:         $263

OCCUPANCY AS OF 03/21/2006:      90.3%

OWNERSHIP INTEREST:              Leasehold

PROPERTY MANAGEMENT:             General Growth Properties, Inc.

U/W NET CASH FLOW:               $10,643,599

APPRAISED VALUE:                 $172,200,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       62

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                  FANEUIL HALL
--------------------------------------------------------------------------------

                             FINANCIAL INFORMATION

                                   FULL YEAR      FULL YEAR      FULL YEAR
                                 (12/31/2003)    (12/31/2004)   (12/31/2005)   UNDERWRITTEN
                                 ------------   -------------   ------------   ------------

Effective Gross Income .......   $20,385,393    $19,689,050     $21,933,476    $25,591,739
Total Expenses ...............   $12,107,194    $12,003,934     $12,861,567    $14,358,181
Net Operating Income (NOI) ...   $ 8,278,199    $ 7,685,116     $ 9,071,909    $11,233,558
Cash Flow (CF) ...............   $ 8,278,199    $ 7,685,116     $ 9,071,909    $10,643,599
DSCR on NOI ..................          1.23x          1.14x           1.35x          1.67x
DSCR on CF ...................          1.23x          1.14x           1.35x          1.58x

                              TENANT INFORMATION(1)

                             RATINGS      TOTAL       % OF      RENT     POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS                 FITCH/S&P   TENANT SF   TOTAL SF     PSF       RENT          RENT      EXPIRATION
-------------------------   ---------   ---------   --------   ------   ----------   -----------   ----------

WinnResidential .........   Not Rated     23,834       6.4%    $31.47   $  750,159       5.2%      12/31/2010
Urban Outfitters ........   Not Rated     15,695       4.2     $40.96      642,874       4.4       01/31/2015
Crate & Barrel ..........   Not Rated     13,451       3.6     $33.45      449,936       3.1       01/31/2010
McCormick & Schmick's ...   Not Rated     12,711       3.4     $40.00      508,440       3.5       09/30/2016
                                          ------      ----              ----------      ----
TOTAL ...................                 65,691      17.7%             $2,351,409      16.1%
                                          ======      ====              ==========      ====

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                     # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION     EXPIRING       SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
------------------   -----------   --------   --------   ----------   -------------   ----------

2006 .............        16         30,688      8.3%       30,688          8.3%      $1,308,906
2007 .............        21         23,005      6.2        53,693         14.4%      $  877,444
2008 .............        31         52,935     14.2       106,628         28.7%      $1,735,806
2009 .............        29         25,428      6.8       132,056         35.5%      $1,621,374
2010 .............        25         66,591     17.9       198,647         53.5%      $2,431,080
2011 .............        15         23,529      6.3       222,176         59.8%      $1,077,450
2012 .............        17         22,519      6.1       244,695         65.8%      $1,203,366
2013 .............         2          7,099      1.9       251,794         67.8%      $  103,411
2014 .............         6         28,063      7.6       279,857         75.3%      $  751,073
2015 .............         4         19,782      5.3       299,639         80.6%      $  895,684
2016 .............         3         20,433      5.5       320,072         86.1%      $  810,631
2017 .............         2          7,262      2.0       327,334         88.1%      $  516,060
MTM ..............        14         16,854      4.5       344,188         92.6%      $  497,131
Vacant ...........        --         27,442      7.4       371,630        100.0%      $  734,692
                         ---        -------    -----
TOTAL ............       185        371,630    100.0%
                         ===        =======    =====

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       63

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                  FANEUIL HALL
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 17.7% of the total net rentable square feet, are:

o    WINNRESIDENTIAL (not rated) occupies 23,834 square feet (6.4% of square feet, 5.2% of rental income) under several different leases that expire
     December 31, 2010. The current weighted average rental rate of $31.47 per square foot increases to $34.00 per square foot on January 1, 2009.
     Headquartered in Faneuil Hall, WinnCompanies, the parent company of
     WinnResidential, develops, acquires and manages multi-family and mixed income properties throughout the United States. Since 1971, WinnCompanies, through its subsidiary WinnDevelopment, has acquired and developed real estate holdings valued in excess of $1.5 billion and, through its subsidiary WinnCommercial, is involved in the development and management of office, retail, parking, hotel, marina and mixed-use properties throughout
     New England. WinnResidential the management company arm of WinnCompanies has a multi-family portfolio under management that includes over 65,000 units across the country. WinnResidential has been in occupancy at the
     Faneuil Hall Mortgaged Property for over 25 years.

o    URBAN OUTFITTERS (NASDAQ: "URBN") (not rated) occupies 15,695 square feet
     (4.2% of square feet, 4.4% of rental income) on two 10-year leases expiring
     January 31, 2015 (11,695 square feet of retail space and 4,000 square feet of storage space). The current rental rate is $54.97 per square foot and there is one five-year renewal option at $66.89 per square foot. Urban
     Outfitters, Inc. is a specialty retailer and wholesaler which offers a variety of lifestyle merchandise through more than 90 Urban Outfitters retail stores in the United States, Canada and Europe; an Urban Outfitters
     catalog and web site; more than 79 Anthropologie stores in the United
     States; an Anthropologie catalog and web site; and Free People, the wholesale division for Urban Outfitters, which sells its product to approximately 1,500 specialty stores, department stores and catalogs, as well as through Free People stores and web site.

o    CRATE & BARREL (not rated) occupies 13,451 square feet (3.6% of square feet, 3.1% of rental income) under a 15-year lease expiring January 31,
     2010. The current rental rate is $33.45 per square foot. Crate & Barrel, who opened its first store in 1962, is a retailer that specializes in cookware and contemporary housewares. It operates 145 stores throughout the
     United States, with its flagship store on Michigan Avenue in Chicago. Crate
     & Barrel also maintains a large mail-order and wedding registry business.

o    MCCORMICK & SCHMICK'S (not rated) occupies 12,711 square feet (3.4% of square feet, 3.5% of rental income) under a 15-year lease expiring on
     September 30, 2016 with one five-year renewal option. The current rental rate of $40.00 per square foot increases to $45.00 per square foot on
     August 4, 2011. There are no renewal options. In 1979, the original
     McCormick & Schmick's Seafood Restaurant was opened in Portland, Oregon, and since that time McCormick & Schmick's has expanded to more than 50 restaurants across the country.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       64

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                  FANEUIL HALL
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Faneuil Hall Loan is a $98.0 million, seven-year fixed rate loan secured by a first mortgage on a retail and office complex located in
     Boston, Massachusetts. The Faneuil Hall Loan amortizes over a 30 year period, matures on April 1, 2013 and accrues interest at an annual interest rate, rounded to three decimal places, of 5.570%.

THE BORROWER:

o    Faneuil Hall Marketplace, LLC is a newly formed Delaware limited liability company and single purpose bankruptcy remote entity for which the Faneuil
     Hall Borrower's legal counsel has delivered a non-consolidation opinion.
     Faneuil Hall Marketplace, LLC is indirectly owned and controlled by General
     Growth Properties, Inc. ("GGP").

o    GGP is the second-largest owner/operator of malls in the United States with a market capitalization of $10.6 billion as of May 25, 2006. GGP owns, develops, operates and/or manages shopping malls in 44 states. As of March
     2004, GGP had ownership interests in and/or management responsibility for more than 200 regional shopping malls throughout the United States, encompassing over 200 million square feet of retail space and housing some
     24,000 retail tenants. GGP has grown as a buyer, seller, developer, and manager of real estate since 1954. In August of 2004, GGP announced the merger with The Rouse Company which added 37 regional shopping malls, four community centers, and six mixed-use projects totaling 40 million square feet to GGP's portfolio of owned shopping centers. GGP fully owns more than
     90 of its properties, has partial interests in approximately 45, and manages the balance of properties for institutional owners.

THE PROPERTY:

o    The Faneuil Hall Mortgaged Property consists of a leasehold interest in a retail and office complex with three main buildings containing 371,630 net rentable square feet, built in 1826 with renovations in 1976. There are three main buildings, oriented parallel in an east-west direction. The central two-story building is known as Quincy Market, which is flanked by the five-story North Market and South Market buildings. Over 18 million shoppers a year visit the Faneuil Hall's marquee retailers, including Urban
     Outfitters, Crate and Barrel, Ann Taylor and Coach.

o    The Faneuil Hall Mortgaged Property is located on the southwest corner of
     Commercial Street and Clinton Street in Boston, Massachusetts. The Faneuil
     Hall Mortgaged Property is adjacent to historic Faneuil Hall and is bordered by the financial district, the waterfront, the North End,
     Government Center and Haymarket.

o    The Faneuil Hall Borrower is generally required at its sole cost and expense to keep the Faneuil Hall Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

MASTER LEASE:

o    The Rouse Company Operating Partnership LP (which had a reported net worth of $5.4 billion as of year end 2005) will provide a 7-year Master Lease for
     $1,019,453 per annum. The payment under the Master Lease will be decreased based upon a certified rent roll showing actual economic rent in place from signed leases satisfactory to the mortgagee (having a minimum three-year term) with tenants in occupancy and paying unabated base rent.

PROPERTY MANAGEMENT:

o    General Growth Management, Inc. manages the Faneuil Hall Mortgaged
     Property. General Growth Management, Inc., founded in 1954 and headquartered in Chicago, IL currently manages more than 200 retail properties located in 44 states containing approximately 200 million square feet and housing 24,000 tenants.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       65

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                  FANEUIL HALL
--------------------------------------------------------------------------------

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Faneuil Hall Borrower is permitted to incur mezzanine financing only upon the satisfaction of the following terms and conditions including, without limitation: (a) no event of default has occurred and is continuing;
     (b) a permitted mezzanine lender originates such mezzanine financing; (c)
     the mezzanine lender will have executed an intercreditor agreement in form and substance acceptable to the rating agencies and reasonably satisfactory to the mortgagee; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the
     Faneuil Hall Mortgage Loan, results in a maximum loan-to-value ratio (based on an appraisal acceptable to the mortgagee) greater than 75% and a minimum debt service coverage ratio less than 1.25x (on an actual basis); and (e)
     the mortgagee will receive confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the Faneuil Hall Mortgage Loan.

COLLATERAL RELEASE AND SUBSTITUTION:

o    The Faneuil Hall Borrower may obtain the release of an individual parcel subject to, without limitation, the following conditions: (a) the released parcel is not necessary for the Faneuil Hall Borrower's operation or use of the remaining portion of the Faneuil Hall Mortgaged Property; (b) no event of default exists; (c) after giving effect to the release, the absence of any adverse effect on the debt-service-coverage ratio; and (d) the released parcel is non-income producing and (i) vacant and unimproved or (ii)
     improved, upon prior written consent by the mortgagee (subject to the delivery of a REMIC opinion). The substitution of another parcel in conjunction with such a release is permitted subject to, without limitation, satisfaction of the conditions required for a release with respect to the released parcel and the substitute parcel.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       66

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                  FANEUIL HALL
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       67

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                SAVANNAH MARRIOTT
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       68

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                               SAVANNAH MARRIOTT
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

SAVANNAH MARRIOTT

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                     Bank of America

ORIGINAL PRINCIPAL BALANCE:      $82,725,000

FIRST PAYMENT DATE:              July 1, 2006

TERM/AMORTIZATION:               120/360 months

MATURITY DATE:                   June 1, 2016

EXPECTED MATURITY BALANCE:       $70,772,600

BORROWING ENTITY:                Columbia Properties
                                 Savannah, LLC

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Lockout/Defeasance:
                                 117 payments
                                 Open: 3 payments

UP-FRONT RESERVES:

   TAX RESERVE:                  Yes

   IMMEDIATE REPAIR RESERVE:     $2,813

ONGOING MONTHLY RESERVES:

   TAX RESERVE:                  Yes

   REPLACEMENT RESERVE:          $74,266

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:            $82,725,000

CUT-OFF DATE LTV:                75.0%

MATURITY DATE LTV:               64.2%

UNDERWRITTEN DSCR(1):            1.43x

MORTGAGE RATE:                   6.232%
--------------------------------------------------------------------------------
(1)  DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                   Hotel

PROPERTY SUB TYPE:               Full Service

LOCATION:                        Savannah, GA

YEAR BUILT/RENOVATED:            1992/2006

NUMBER OF KEYS:                  387

CUT-OFF BALANCE PER KEY:         $213,760

OCCUPANCY AS OF 02/28/2006:      72.5%

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Columbia Sussex
                                 Corporation

U/W NET CASH FLOW:               $8,738,052

APPRAISED VALUE:                 $110,300,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       69

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                SAVANNAH MARRIOTT
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                   FULL YEAR      FULL YEAR      FULL YEAR
                                 (12/31/2003)   (12/31/2004)   (12/31/2005)   UNDERWRITTEN
                                 ------------   ------------   ------------   ------------

Effective Gross Income .......    $17,422,713    $17,985,377    $20,595,931    $21,978,697
Total Expenses ...............    $ 8,720,340    $ 9,579,060    $11,296,284    $12,352,364
Net Operating Income (NOI) ...    $ 8,702,373    $ 8,406,317    $ 9,299,647    $ 9,626,333
Cash Flow (CF) ...............    $ 8,693,240    $ 8,396,954    $ 9,290,514    $ 8,738,052
DSCR on NOI ..................          1.43x          1.38x          1.52x          1.58x
DSCR on CF ...................          1.42x          1.38x          1.52x          1.43x

                             OPERATIONAL STATISTICS

                                   2003      2004      2005      U/W
                                 -------   -------   -------   -------
Average Daily Rate (ADR) .....   $126.87   $132.11   $146.81   $152.00
Occupancy ....................      74.4%     74.0%     72.5%     75.0%
RevPAR .......................   $ 94.40   $ 97.71   $106.41   $114.00
Penetration Rate(1)...........      98.0%     93.0%    102.3%      NAP

(1)  RevPAR Penetration Rate based on a January 31, 2006 Smith Travel Research report.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       70

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                SAVANNAH MARRIOTT
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Savannah Marriott Mortgage Loan is an $82.7 million, ten-year fixed rate loan secured by a first mortgage on a full service Marriott hotel located in Savannah, Chatham County, Georgia. The Savannah Marriott Loan
     amortizes over a 30 year period, matures on June 1, 2016 and accrues interest at an annual rate of 6.232%.

THE BORROWER:

o    The Savannah Marriott Borrower is Columbia Properties Savannah, LLC, a
     Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Savannah
     Marriott Borrower's counsel has delivered a non-consolidation opinion.
     Equity ownership is held 1% by the Columbia Sussex Corporation, a Kentucky corporation (the managing member), and 99% by the 1998 William J. Yung and
     Martha A. Yung Family Trust. The borrower principal is Columbia Sussex
     Corporation.

o    Columbia Sussex Corporation is one of the largest privately held hotel owners in the United States. Founded in 1972 by Mr. Yung, Columbia Sussex
     Corporation initially owned Days Inns and Holiday Inns, which were eventually sold. Currently, Columbia Sussex Corporation owns and operates
     81 full service hotels located in the United States, Canada, Grand Caymans and the Virgin Islands totaling 26,943 rooms under the Marriott family
     (41), Holiday Inn/Crowne Plaza (13), Wyndham (10) and other brand names
     (19). Columbia Sussex Corporation is the largest Marriott franchisee in the
     United States and operates the top ranked Marriott hotel located in Myrtle
     Beach, South Carolina and the top ranked Westin hotel located in Las Vegas,
     Nevada in terms of customer satisfaction.

THE PROPERTY:

o    The Savannah Marriott Mortgaged Property consists of a fee simple interest in a 387-room full service Marriott hotel built in 1992 and most recently renovated in 2006. The eight-story improvements contain 178,300 net rentable square feet and are situated on 3.80 acres. The room mix is 222 kings, 123 double/doubles and 42 suites.

o    Room furnishings include desk with chair, lounge chair, dresser, nightstands and lamps. Room amenities include remote control cable television, telephone and high-speed Internet access. Property amenities include a full-service restaurant, bar lounge, 18 meeting rooms containing a total of 24,528 square feet of flexible space, outdoor patio pool and whirlpool, business center, fitness room and one concierge level.

o    Access to the Savannah Marriott Mortgaged Property is very good, with major thoroughfares including Interstate 16, Bay Street, East Broad Street,
     Liberty, MLK, Oglethorpe, and River Street surrounding the Savannah
     Marriott Mortgaged Property. Interstate 16 terminates in the southwest quadrant of the neighborhood, providing good regional access. Most of
     Savannah's popular squares, historic homes, and attractions are within walking distance from the Savannah Marriott Mortgaged Property. The subject is located along General McIntosh Boulevard, just outside the Historic
     Riverfront District, and is connected to River Street via the Riverwalk.
     Savannah Marriott Mortgaged Property's neighborhood is considered to be
     Savannah's Historic District.

o    The Savannah Marriott Borrower is generally required at its sole cost and expense to keep the Savannah Marriott Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    The Savannah Marriott Mortgaged Property is self-managed by Columbia Sussex
     Corporation.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE PARI PASSU, MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       71

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                SAVANNAH MARRIOTT
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       72

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                             EMBASSY SUITES CHICAGO
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       73

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                             EMBASSY SUITES CHICAGO
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

EMBASSY SUITES CHICAGO

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                     Bear Stearns

ORIGINAL PRINCIPAL BALANCE:      $75,000,000

FIRST PAYMENT DATE:              April 1, 2006

TERM/AMORTIZATION:               132/300 months

INTEREST ONLY PERIOD:            60 months

MATURITY DATE:                   March 1, 2017

EXPECTED MATURITY BALANCE:       $65,755,662

BORROWING ENTITY:                Sunstone North State, LLC

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Lockout/Defeasance:
                                 129 payments
                                 Open: 3 payments

UP-FRONT RESERVES:

   TAX RESERVE:                  Yes

   REPLACEMENT RESERVE:          $73,789

ONGOING MONTHLY RESERVES:

   TAX:                          Yes

   INSURANCE RESERVE(1):         Springing

   REPLACEMENT RESERVE(2):       $73,789

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

(1)  An ongoing insurance escrow springs if the borrower fails to provide (i)
     lender evidence of payment of the insurance premiums and (ii) valid insurance certificates.

(2)  The ongoing monthly replacement reserve shall be an amount equal to 4% of gross income from operations from the property for the calendar month occurring two calendar months prior to the calendar month of the payment date.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:            $75,000,000

CUT-OFF DATE LTV:                65.8%

MATURITY DATE LTV:               57.7%

UNDERWRITTEN DSCR(1):            1.44x

INTEREST ONLY DSCR(2):           1.89x

MORTGAGE RATE(3):                5.577%
--------------------------------------------------------------------------------

(1)  DSCR figures based on net cash flow unless otherwise noted.

(2)  Underwritten DSCR during partial interest only period.

(3)  The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                   Hotel

PROPERTY SUB TYPE:               Full Service

LOCATION:                        Chicago, IL

YEAR BUILT/RENOVATED:            1991/2005

NUMBER OF KEYS:                  366

CUT-OFF BALANCE PER KEY:         $204,918

OCCUPANCY AS OF 03/31/2006:      75.9%

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Sunstone Hotel
                                 Properties, Inc.

U/W NET CASH FLOW:               $8,034,749

APPRAISED VALUE:                 $114,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       74

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                             EMBASSY SUITES CHICAGO
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                     FULL YEAR      FULL YEAR     TRAILING 12
                                   (12/31/2004)   (12/31/2005)   (03/31/2006)   UNDERWRITTEN
                                   ------------   ------------   ------------   ------------

Effective Gross Income .........   $18,833,686    $22,136,649    $22,496,979    $23,234,263
Total Expenses .................   $12,486,115    $13,849,295    $13,973,468    $14,270,143
Net Operating Income (NOI) .....   $ 6,347,571    $ 8,287,354    $ 8,523,511    $ 8,964,120
Cash Flow (CF) .................   $ 6,126,818    $ 7,401,888    $ 7,623,632    $ 8,034,749
DSCR on NOI ....................          1.14x          1.49x          1.53x          1.61x
DSCR on CF .....................          1.10x          1.33x          1.37x          1.44x

                             OPERATIONAL STATISTICS

                                     FULL YEAR      FULL YEAR     TRAILING 12
                                   (12/31/2004)   (12/31/2005)   (03/31/2006)   UNDERWRITTEN
                                   ------------   ------------   ------------   ------------

Average Daily Rate (ADR) .......     $171.96        $187.55        $191.57        $197.59
Occupancy ......................        73.5%          76.1%          75.9%          75.9%
RevPAR .........................     $126.42        $142.66        $145.43        $150.00
ADR Penetration Rate(1) ........       119.5%         116.7%         115.7%           NAP
Occupancy Penetration Rate(1) ..        97.5%         100.7%          99.9%           NAP
RevPAR Penetration Rate(1) .....       116.3%         117.4%         115.5%           NAP

(1)  Based on Smith Travel Research reports.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       75

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                             EMBASSY SUITES CHICAGO
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Embassy Suites Chicago Mortgage Loan is a $75.0 million, 132-month fixed rate loan secured by a first mortgage on a 366-room, full service hotel located in Chicago, Illinois. The Embassy Suites Chicago Mortgage
     Loan bears interest at an annual interest rate, rounded to three decimal places, of 5.577%. The loan is interest-only for the first five years of its term and matures on March 1, 2017.

THE BORROWER:

o    The Embassy Suites Chicago Borrower is Sunstone North State, LLC, a
     Delaware limited liability company and a single purpose entity. The sponsor of the Embassy Suites Chicago Mortgage Loan is Sunstone Hotel Investors,
     Inc.

o    Sunstone Hotel Investors, Inc. ("Sunstone") (NYSE: "SHO"), is a southern
     California-based real estate investment trust that owns hotels throughout the United States. As of December 31, 2005, Sunstone owned 60 hotels, comprising 17,333 rooms, located in 17 states in the United States.
     Sunstone's hotels are operated under a number of flags, including Marriott,
     Hilton, Hyatt, Renaissance and Wyndham.

THE PROPERTY:

o    The Embassy Suites Chicago Mortgaged Property is an 11-story, 366-key, full service hotel located in downtown Chicago, Illinois. The property is situated at the intersection of North State Street and West Ohio Street, three blocks from the Magnificent Mile, a major shopping corridor and tourist destination.

o    Amenities at the Embassy Suites Chicago Mortgaged Property include 5,732 square feet of flexible meeting space, an indoor pool, a gift shop, a fitness center and two food and beverage outlets. Each guestroom is a two room suite which features a bed, two televisions, sofa, wet bar, a table with four chairs, a refrigerator, microwave oven, coffee maker, two telephones with data ports, high speed internet access, a well lit dining/work table and sleeper sofa in the living room.

o    The Embassy Suites Chicago Mortgaged Property was built in 1991 and has been continually upgraded to maintain its condition. From 2003-2005,
     Sunstone invested approximately $9.2 million ($25,137 per key) in physical improvements to the hotel including extensive guestroom and common area upgrades, the addition of a new restaurant, and fitness center and swimming pool renovations.

PROPERTY MANAGEMENT:

o    Sunstone Hotel Properties, Inc., an affiliate of the borrower, manages the
     Embassy Suites Chicago Mortgaged Property.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE PARI PASSU, MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       76

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                             EMBASSY SUITES CHICAGO
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       77

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                 DOMINION TOWER
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       78

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                 DOMINION TOWER
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

DOMINION TOWER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                     Bank of America

ORIGINAL NOTE PRINCIPAL
   BALANCE:                      $63,650,000

FIRST PAYMENT DATE:              June 1, 2006

TERM/AMORTIZATION:               120/360 months

INTEREST ONLY PERIOD:            60 months

MATURITY DATE:                   May 1, 2016

EXPECTED NOTE MATURITY
   BALANCE:                      $59,555,865

BORROWING ENTITY:                Dominion Tower Financial Associates, LLC; Four
                                 Bees-DT, LLC

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Lockout/Defeasance:
                                 117 payments
                                 Open: 3 payments

FUTURE MEZZANINE DEBT:           Yes

UP-FRONT RESERVES:

  TAX/INSURANCE RESERVE:         Yes

  TI/LC RESERVE:                 $757,449

OTHER RESERVE(1):                $795,515

ONGOING MONTHLY RESERVES:

  TAX/INSURANCE RESERVE:         Yes

  REPLACEMENT RESERVE:           $5,377

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

(1)  Borrower has established the "Wolcott Reserve Account" in the amount of
     $457,506 which represents two years of rent and reimbursements payable by
     Wolcott under the Wolcott Lease.

     Borrower also established the "Free Rent Reserve Account" in the amount of
     $338,009 which represents the aggregate rent that would otherwise be payable during the free rent periods.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:            $63,650,000

CUT-OFF DATE LTV:                66.3%

MATURITY DATE LTV:               62.0%

UNDERWRITTEN DSCR(1):            1.21x

MORTGAGE RATE:                   5.894%
--------------------------------------------------------------------------------

(1)  DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                   Office

PROPERTY SUB TYPE:               CBD

LOCATION:                        Norfolk, VA

YEAR BUILT/RENOVATED:            1988/NAP

NET RENTABLE SQUARE FEET:        403,276

CUT-OFF BALANCE PSF:             $158

OCCUPANCY AS OF 03/06/2006:      89.8%

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Harbor Group Management Co.

U/W NET CASH FLOW:               $5,482,512

APPRAISED VALUE:                 $96,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       79

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                 DOMINION TOWER
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                  FULL YEAR
                                (12/31/2005)   UNDERWRITTEN
                                ------------   ------------
Effective Gross Income ......    $8,367,876     $9,456,562
Total Expenses ..............    $3,286,635     $3,430,368
Net Operating Income (NOI) ..    $5,081,241     $6,026,194
Cash Flow (CF) ..............    $5,081,241     $5,482,512
DSCR on NOI .................          1.12x          1.33x
DSCR on CF ..................          1.12x          1.21x

                              TENANT INFORMATION(1)

                                    RATINGS      TOTAL       % OF      RENT    POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS                        FITCH/S&P   TENANT SF   TOTAL SF    PSF        RENT          RENT      EXPIRATION
--------------------------------   ---------   ---------   --------   ------  -----------   -----------   ----------

CACI International .............     NR/BB       41,282      10.2%    $21.33   $  880,545      10.4%      01/31/2011
Hofheimer aka Williams Mullen ..   Not Rated     31,990       7.9%    $22.67      725,213       8.6       01/31/2013
Bank of Hampton Roads ..........   Not Rated     23,979       5.9%    $22.15      531,135       6.3       09/30/2016
KPMG ...........................   Not Rated     22,164       5.5%    $21.12      468,104       5.5       10/31/2010
                                                -------      ----              ----------      ----
TOTAL ..........................                119,415      29.6%             $2,604,997      30.8%
                                                =======      ====              ==========      ====

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                     # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION     EXPIRING       SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
------------------   -----------   --------   --------   ----------   -------------   ----------

2006 .............         5          4,939      1.2%        4,939          1.2%      $   77,185
2007 .............         3          6,379      1.6        11,318          2.8%      $  155,379
2008 .............        13         58,550     14.5        69,868         17.3%      $1,133,758
2009 .............         6         68,816     17.1       138,684         34.4%      $1,419,083
2010 .............         8         35,515      8.8       174,199         43.2%      $  715,453
2011 .............         9         87,546     21.7       261,745         64.9%      $1,868,365
2012 .............         3         31,689      7.9       293,434         72.8%      $  685,276
2013 .............         5         51,450     12.8       344,884         85.5%      $1,180,875
2015 .............         1          2,939      0.7       347,823         86.2%      $   63,923
2016 .............         1         23,979      5.9       371,802         92.2%      $  531,135
2020 .............         4          4,489      1.1       376,291         93.3%      $       --
Vacant ...........        --         26,985      6.7       403,276        100.0%      $  620,655
                         ---        -------    -----
TOTAL ............        58        403,276    100.0%
                          ==        =======    =====

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       80

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                 DOMINION TOWER
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 29.6% of the total net rentable square feet, are:

o    CACI INTERNATIONAL (NYSE: "CAI") (rated "BB" by S&P) occupies 41,282 square feet (10.2% of square feet, 10.4% of rental income) under a five-year lease expiring on January 31, 2011. The current rental rate per square foot of
     $21.33 increases 3.0% annually. CACI was founded in 1962 with a focus on simulation technology and the computer industry. Since that time it has grown from a two-person operation to a multifaceted solutions provider with over 10,000 employees in more than 130 offices around the world. Their clients include the Department of Defense and all the Armed Services; the
     Departments of Homeland Security, Justice, State, and Veterans Affairs; and
     the Federal Aviation and Social Security Administrations. CACI delivers the information technology applications and infrastructures their clients use to improve communications and collaboration, secure network and systems information, enhance data collection and analysis, and increase efficiency and mission effectiveness. Headquartered in Arlington Virginia, CACI has been publicly owned since 1968. CACI reported 2005 revenues for the fiscal year ending June 30, 2005 of $1.62 billion.

o    HOFHEIMER ("Williams Mullen") (not rated) occupies 31,990 square feet (7.9%
     of square feet, 8.6% of income) on one 25-year lease and one seven-year lease, both expiring on January 31, 2013. The current rental rate per square foot of $22.67 increases 3.0% annually. There is one five-year renewal option to renew the lease with a rental rate per square foot determined at the then fair market. Williams & Mullen was founded in 1909 by two Richmond, Virginia attorneys, Lewis C. Williams and James Mullen. In
     1961, a merger brought Stuart G. Christian to the firm, creating Williams,
     Mullen & Christian and in 2004, Williams Mullen & Christian merged with the
     Norfolk firm, Hofheimer Nusbaum. Williams Mullen provides comprehensive legal services to companies whose businesses range from regional and national to global. Williams Mullen has offices in Virginia, Washington,
     D.C. and London and represents a diverse group of clients.

o    BANK OF HAMPTON ROADS (not rated) occupies 23,979 square feet (5.9% of square feet, 6.3% of rental income) under an 11-year lease expiring on
     September 30, 2016. The current rental rate per square foot of $22.15 increases 3.0% annually after the first 24 months. There is one 7-year renewal option to renew the lease with the rental rate per square foot determined at the then fair market. Bank of Hampton Roads was founded in the 1980's when a number of mergers and acquisitions left Chesapeake without a community bank. The founders, a group of local business owners and community leaders, created the Bank of Hampton Roads. Since December
     1987, the Bank has grown from one location into seventeen locations in
     Southside Hampton Roads. The Bank of Hampton Roads continues to be locally owned and operated. The Dominion Tower Mortgaged Property is home to Bank of Hampton Roads corporate headquarters.

o    KPMG (not rated) occupies 22,164 square feet (5.5% of square feet, 5.5% of rental income) under a seven-year lease expiring on October 31, 2010. The current rental rate per square foot of $21.12 increases 3.0% annually.
     There are two 5-year renewal options to renew the lease with the base rent during the renewal term being 95% of the then fair market value. KPMG was formed in 1987 with the merger of Peat Marwick International and Klynveld
     Main Goerdeler, and their respective member firms. KPMG is a global network of professional firms providing Audit, Tax and Advisory services. KPMG operates in 144 countries and has over 6,700 partners, 76,000 client service professionals, and 21,000 administration and support staff working in member firms around the world.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       81

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                 DOMINION TOWER
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Dominion Tower Loan is a $63.65 million ten-year fixed rate loan secured by a first mortgage on a 26 story Class A office building and an
     8-level parking garage located in Norfolk, Virginia. The Dominion Tower
     Loan is interest-only for the first five years of the loan term, amortizes over a 30 year period, matures on May 1, 2016 and accrues interest at an annual interest rate of 5.894%.

THE BORROWER:

o    The borrowing entity is Dominion Tower Financial Associates, LLC & Four
     Bees-DT, LLC as tenants in common. The borrower principal is HGGP Capital
     II, LLC, a Virginia multi-member LLC. HGGP Capital is an affiliate of
     Harbor Group International.

o    Harbor Group, established in 1985, is one of the fastest growing real estate investment and operating firms in the Southeast. Headquartered in
     Norfolk, Virginia, Harbor Group controls more than $1.3 billion worth of investment properties in the United States.

THE PROPERTY:

o    The Dominion Tower Mortgaged Property consists of a fee simple interest in a Class "A" office building built in 1988. The improvements consist of a
     26-story office building totaling 403,276 net rentable square feet and an eight-story parking garage containing 1,255 parking spaces.

o    The Dominion Tower Mortgaged Property is located in the central business district of Norfolk, Virginia. The City of Norfolk is situated south of the
     Hampton Roads harbor in the Southside region of the Norfolk-Virginia Beach metropolitan statistical area. The City of Norfolk is bordered by
     Chesapeake Bay and Newport News to the north, Virginia Beach to the east,
     Chesapeake to the south and Portsmouth to the west.

o    The Dominion Tower Borrower is generally required at its sole cost and expense to keep the Dominion Tower Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Harbor Group Management Company manages the Dominion Tower Mortgaged
     Property. Harbor Group, established in 1985, is one of the fastest growing real estate investment and operating firms in the Southeast. Headquartered in Norfolk, Virginia, Harbor Group's current portfolio includes investments in commercial, office and retail, industrial and multi-family residential properties. Harbor Group International currently owns approximately 5.6 million square feet of office space, approximately 835,000 square feet of retail space and approximately 9,000 apartment units in 18 markets.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    After two years the Dominion Tower Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions including, without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed a subordination and intercreditor agreement in form and substance reasonably satisfactory to the mortgagee; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the
     Dominion Tower Mortgage Loan, results in a maximum loan-to-value ratio greater than 80% and a minimum debt service coverage ratio less than 1.15x;
     and (e) the mortgagee will receive confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the Dominion Tower Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       82

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                 DOMINION TOWER
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       83